UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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☐	Definitive Information Statement

Par Petroleum Corporation

(Name of Registrant As Specified In Charter)

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PAR PETROLEUM CORPORATION

800 Gessner Road, Suite 875

Houston, Texas 77024

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

We are sending you this Information Statement to inform you of the approval, upon recommendation by the Board of Directors (the “Board”) of Par Petroleum Corporation (the “Company,” “we,” “us, “our”), of resolutions described below by written consent on December , 2013 (the “Written Consent”) by Zell Credit Opportunities Fund, L.P. and its affiliates (“ZCOF”) and affiliates of Whitebox Advisors, LLC (“Whitebox” and together with ZCOF, the “Consenting Stockholders”), who hold in the aggregate 175,726,643 shares of our common stock (the “Common Stock”), representing approximately 56.9% of our total issued and outstanding shares of Common Stock. These resolutions approve an amendment to our Amended and Restated Certificate of Incorporation (as amended to date, the “Certificate”) to implement a one for ten reverse stock split such that every holder of the Common Stock shall receive one share of Common Stock for every ten shares of Common Stock held (the “Reverse Stock Split”). These resolutions also approved and adopted an equity compensation plan entitled the Par Petroleum Corporation 2012 Long Term Incentive Plan (the “2012 Incentive Plan”). The 2012 Incentive Plan is an omnibus equity compensation plan that permits the issuance of various types of equity-based compensation, including incentive stock options, nonstatutory stock options, restricted stock, other stock-based awards, performance awards, or dividends and dividend equivalents, to employees, directors and consultants of the Company. The compensation committee of the Board (the “Compensation Committee”), the administrator under the 2012 Incentive Plan, has broad discretion to establish the terms of awards, including the size, term, exercise price (if applicable) and applicable vesting conditions.

Under applicable federal securities laws, although the holders of a majority of our Common Stock have approved the amendment to the Certificate described above, the Reverse Stock Split is not effective and we may not file an amendment to the Certificate until at least 20 calendar days after the mailing of this Information Statement. We expect to mail this Information Statement on or about December     , 2013. The Board is not soliciting your proxy in connection with the adoption of the amendment to the Certificate or the approval and adoption of the 2012 Incentive Plan and is not requesting proxies from stockholders.

This Information Statement constitutes notice to stockholders of record on December 11, 2013 (the “Record Date”) of action taken without a meeting as required by Section 228(e) of the Delaware General Corporation Law (the “DGCL”). We will not undertake any additional action with respect to the receipt of written consents. The DGCL does not provide any appraisal rights to our stockholders as a result of the adoption of the amendment to the Certificate or the approval and adoption of the 2012 Incentive Plan.

We will pay all expenses in connection with the distribution of this Information Statement, including the costs of printing and mailing.

Our principal executive offices are located at One Memorial City Plaza, 800 Gessner Road, Suite 875, Houston, Texas 77024. Our telephone number is (281) 899-4800.

Notice dated December     , 2013

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders of our Common Stock to notify the stockholders of the Company of certain actions taken by written consent.

AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

On December 2, 2013, the Board approved and recommended an amendment (the “Amendment”) to the Certificate to implement a one for ten reverse stock split such that every holder of the Common Stock shall receive one share of Common Stock for every ten shares of Common Stock held. On December     , 2013, the Consenting Stockholders approved the Amendment by written consent. As a result of the Reverse Stock Split, each share of Common Stock outstanding at the effective time of the Reverse Stock Split, will, without any action on the part of the holder thereof, become one-tenth of a share of Common Stock.

The Amendment to effect the Reverse Stock Split will not change the terms of the Common Stock. After the Reverse Stock Split, the par value of the Common Stock will remain unchanged at $0.01 per share, and shares of Common Stock will have the same voting rights and will be identical in all other respects to the Common Stock now authorized. The Amendment will not change the number of authorized shares of Common Stock so it would have the effect of increasing the number of shares of Common Stock that the Board has the authority to issue. Each stockholder’s percentage ownership of the new Common Stock will not be altered, except for the effect of eliminating fractional shares. The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. Following the Reverse Stock Split, the Company will continue to have substantially the same number of stockholders of record, and will still be subject to the periodic reporting requirements of the Exchange Act.

A copy of the Amendment is attached to this Information Statement as Appendix A (subject to any changes required by applicable law).

Reasons for the Reverse Stock Split

Potential Advantages of the Reverse Stock Split

The Board believes that the Reverse Stock Split is in the Company’s best interests, principally because it may increase the bid price of the Common Stock. The Company is interested in applying for listing on a national securities exchange, which have, among other requirements, minimum bid price requirements, depending on the listing standards utilized. Companies listed on national securities exchanges are also subject to various continued listing standards imposed by the national securities exchanges. One of these standards is that the common stock of a listed company does not trade at a low price per share for a substantial period of time. A company risks being delisted and removed from a national securities exchange if the common stock trades at a low price per share for a substantial period of time. The closing bid price of our common stock on the OTCQB Marketplace was $         on December     , 2013. Effecting the Reverse Stock Split would reduce the total shares of Common Stock outstanding, which we believe will increase the bid price per share of the Common Stock and the Board believes that conducting the Reverse Stock Split may increase our ability to meet the initial and continued listing standards of a national securities exchange. However, the effect of the Reverse Stock Split on the market value of the Common Stock cannot be predicted with any certainty, and there can be no assurance that post-Reverse Stock Split shares of Common Stock will trade at a high price. The Reverse Stock Split itself does not affect the

Company’s market value, and the market price of Common Stock may also be based on other factors that are unrelated to the number of shares outstanding, including the Company’s future performance. Therefore, there can be no assurance that if the Company effects the Reverse Stock Split that the Common Stock will be listed on a national securities exchange.

The Board also believes that the Reverse Stock Split enhances the Company’s ability to seek additional financing to fund its business plan. The Board believes being listed on a national securities exchange is valued highly by many long term investors. A listing on a national securities exchange also has the potential to create better liquidity and reduce volatility for buying and selling shares of the Common Stock, which benefits the Company’s current and future stockholders.

The Board also believes that the Reverse Stock Split will make the Common Stock more attractive to a broader range of institutional and other investors. Numerous brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Additionally, because broker commissions on low-priced stocks typically represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of the Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split will make the Common Stock more attractive and provide a more cost effective investment for many investors, which will enhance the liquidity of common stock.

Potential Disadvantages of the Reverse Stock Split.

As noted above, a purpose of the Reverse Stock Split is to increase the per share market price of the Common Stock. There can be no assurances, however, that the Reverse Stock Split will accomplish this objective for any meaningful period of time. While the Company expects that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of its Common Stock, the Reverse Stock Split may not increase the market price of the Common Stock by a multiple of ten, or it may not result in any permanent or sustained increase in the market price of the Common Stock, which is dependent upon many factors, including the Company’s business and financial performance, general market conditions, and prospects for future success.

Should the market price decline after the Reverse Stock Split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the Reverse Stock Split. A reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in the Company’s overall market capitalization. If the per share market price does not increase in proportion to the Reverse Stock Split ratio, then the value of the Company, as measured by its stock capitalization, will be reduced. In some cases, the per share stock price of companies that have effected reverse stock splits subsequently declined back to pre-reverse split levels, and accordingly, the total market value of shares of the Company may not remain the same after the Reverse Stock Split is effected. Additionally, the Reverse Stock Split may have an adverse effect on the price of the Common Stock due to the reduced number of shares outstanding after the Reverse Stock Split.

Although the Board believes that the anticipated increase in the market price of Common Stock could encourage interest in the Common Stock and possibly promote greater liquidity for the Company’s stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split. The Company’s outstanding shares will be reduced by a factor of ten, which may lead to reduced trading and a smaller number of market makers for the Common Stock.

If the Reverse Stock Split is implemented, it may increase the number of stockholders who own “odd lots” of less than 100 shares of the Common Stock. Brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions of more than 100 shares of common stock.

Principal Effects of the Reverse Stock Split

After the effective date of the Reverse Stock Split, each stockholder will own fewer shares of Common Stock. However, except for the provision for elimination of fractional shares, as described below, the Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company. For example, a holder of 2% of the outstanding shares of Common Stock immediately prior to the Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of Common Stock immediately after the Reverse Stock Split.

The number of stockholders of record will remain substantially the same following the Reverse Stock Split. In addition, because the number of shares of authorized Common Stock will not be affected by the approval of the Amendment, the Reverse Stock Split will result in an increase in the authorized, but unissued, shares of Common Stock as a percentage of total authorized shares.

On the effective date of the Reverse Stock Split, the terms of equity awards under the 2012 Incentive Plan, including the number of shares issuable under outstanding awards, will be proportionately adjusted to maintain the approximate economic value of the awards. The number of shares of Common Stock issuable upon exercise or vesting of outstanding equity awards will be rounded down to the nearest whole share. The Reverse Stock Split will not affect the expiration date of outstanding stock awards. The number of shares remaining reserved or available for grant under the 2012 Incentive Plan will be reduced proportionately as well. Additionally, each outstanding warrant will be adjusted in accordance with the warrant agreements.

The Reverse Stock Split will reduce the total number of outstanding shares of Common Stock. It will apply automatically to all shares of Common Stock, including shares issuable upon the exercise of outstanding equity awards and warrants. The number of authorized shares of Common Stock, however, will not be reduced by the Reverse Stock Split. Accordingly, the Reverse Stock Split will have the effect of increasing the authorized, but unissued, shares of Common Stock as a percentage of total authorized shares and could discourage or make more difficult efforts to obtain control of the Company. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company. The Reverse Stock Split is not being implemented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent the Board from taking any appropriate actions not inconsistent with its fiduciary duties.

On the effective date of the Reverse Stock Split, the Common Stock will have a new Committee on Uniform Securities Identification Procedures Number (CUSIP Number), which is a number used to identify the Company’s equity securities.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

On the effective date of the Reverse Stock Split, the Board will cause the Reverse Stock Split to be implemented by filing an amendment to the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The Reverse Stock Split will become effective on the date that it is filed. Stockholders will be notified of the effective date by the filing of a Current Report on Form 8-K with the Securities and Exchange Commission. The mechanics of the Reverse Stock Split will differ depending upon whether shares of Common Stock are held beneficially through a broker, bank or other holder of record or whether they are registered directly in a stockholder’s name and held in certificate form.

Treatment of Fractional Shares

No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. In lieu of fractional shares that would otherwise be distributed to the Company’s stockholders, such fractional shares will be paid in cash at an amount equal to the product obtained by multiplying (a) the closing price of the Common Stock as reported on the OTCQB Marketplace on the effective date of the Reverse Stock Split, by (b) the fraction of one share owned by the stockholder.

Exchange of Stock Certificates

As soon as practicable after the effective date of the Reverse Stock Split, transmittal forms will be mailed to each stockholder holding shares of Common Stock in certificated form. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split common stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates (or an affidavit of lost certificate), together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of Common Stock that they are entitled to as a result of the Reverse Stock Split. Until surrendered, the Company will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s). If a stockholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described under “— Treatment of Fractional Shares” above.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM THE COMPANY’S TRANSFER AGENT. STOCKHOLDERS ARE ENCOURAGED TO PROMPTLY SURRENDER CERTIFICATES TO THE TRANSFER AGENT FOLLOWING RECEIPT OF TRANSMITTAL FORMS IN ORDER TO AVOID HAVING SHARES POSSIBLY BECOMING SUBJECT TO ESCHEAT LAWS.

Shares Held in Book-Entry and Through a Bank, Broker or Other Nominee

If shares of Common Stock are held electronically in book-entry form with the Company’s transfer agent, such holders do not currently have and will not be issued stock certificates evidencing their ownership after the Reverse Stock Split. If a stockholder holds registered shares in book-entry form with the Company’s transfer agent, no action needs to be taken to receive post-Reverse Stock Split shares. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to such stockholder indicating the number of shares of Common Stock held following the Reverse Stock Split.

If a stockholder holds shares of Common Stock in “street name” through a bank, broker, custodian or other nominee, the Company will treat such Common Stock in the same manner as stockholders whose shares are registered in their own names. Banks, brokers and other holders of record will be instructed to effect the Reverse Stock Split for their customers holding Common Stock in street name. However, these banks, brokers and other holders of record may have different procedures for processing a Reverse Stock Split. Stockholders who hold shares of Common Stock in street name, are encouraged to contact their bank, broker, or other holders of record.

Accounting Matters

The Reverse Stock Split will not affect total stockholder’s equity on the Common Stock capital account on the Company’s balance sheet. As of the effective date of the Reverse Stock Split, the stated capital on the Company’s balance sheet attributable to its Common Stock will be reduced proportionately based on the exchange ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. In future financial statements, the Company will restate net income or loss per share and other per share amounts for periods ending before the Reverse Stock Split to give retroactive effect to the Reverse Stock Split. The per share net income or loss and net book value of Common Stock will be increased because there will be fewer shares of the Company’s Common Stock outstanding.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split to the Company and to stockholders that hold shares of the Common Stock as capital assets for U.S. federal income tax purposes. This discussion is based upon provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated under Code, and U.S. administrative rulings and court decisions, all as in effect on the date hereof and all of which are subject to change, possibly with retroactive effect, and differing interpretations. Changes in these authorities may cause the U.S. federal income tax consequences of the Reverse Stock Split to vary substantially from the consequences summarized below.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non-U.S. persons for U.S. federal income tax purposes, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons that are partnerships or other pass-through entities for U.S. federal income tax purposes, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, persons subject to the alternative minimum tax, persons who hold their shares of Common Stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired their shares of Common Stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of common stock or otherwise as compensation. If a partnership or other entity classified as a partnership for U.S. federal income tax purposes holds shares of common stock, the tax treatment of a partner thereof will generally depend upon the status of the partner and upon the activities of the partnership. If you are a partner in a partnership holding shares of Common Stock, you should consult your tax advisor regarding the tax consequences of the Reverse Stock Split.

The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. The state and local tax consequences of the Reverse Stock Split may vary as to each stockholder, depending on the jurisdiction in which such stockholder resides. This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Stock Split may not be the same for all stockholders. Stockholders should consult their own tax advisors to know their individual federal, state, local and foreign tax consequences.

The Company believes that the Reverse Stock Split will constitute a reorganization under Section 368(a)(1)(E) of the Code. Accordingly, the Company should not recognize taxable income, gain or loss in connection with the Reverse Stock Split. In addition, the Company does not expect the Reverse Stock Split to affect its ability to utilize its net operating loss carryforwards.

Each stockholder’s aggregate tax basis in the Common Stock it receives pursuant to the Reverse Stock Split should equal the stockholder’s aggregate tax basis in the Common Stock it surrenders therefor. In addition, each stockholder’s holding period for the common stock it receives in the Reverse Stock Split should include such stockholder’s holding period for the common stock it surrenders therefor.

In general, the receipt of cash by a stockholder in lieu of a fractional share of the Common Stock pursuant to the Reverse Stock Split should be treated for U.S. federal income tax purposes as though such fractional share had been issued to the stockholder pursuant to the Reverse Stock Split and then redeemed by the Company, and such stockholder should recognize taxable gain or loss thereon based on the difference between the amount of cash received and such stockholder’s basis in the fractional share. Such gain or loss will generally be capital gain or loss and will be long-term capital gain or loss if the stockholder’s holding period in the fractional share is greater than one year as of the effective date of the Reverse Stock Split. Special rules may apply to cause all or a portion of the cash received in lieu of a fractional share to be treated as dividend income with respect to certain stockholders who own more than a minimal amount of common stock (generally more than 1%) or who exercise some control over the affairs of the Company. Stockholders should consult their own tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.

Discretionary Authority of the Board to Abandon Reverse Stock Split

The Board reserves the right to not proceed with, and abandon, the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the Amendment, even following the approval of the Reverse Stock Split by the Consenting Stockholders by written consent on December     , 2013. By approving the Reverse Stock Split by written consent, the Consenting Stockholders expressly authorized the Board to determine not to proceed with, and abandon, the Reverse Stock Split if it should so decide.

No Dissenter’s Rights

Under applicable Delaware law, the Company’s stockholders are not entitled to dissenter’s rights with respect to the Reverse Stock Split, and the Company will not independently provide stockholders with any such right.

Description of the Common Stock

As of December     , 2013, our authorized capital consisted of 500,000,000 shares of voting common stock, of which              were outstanding, and 3,000,000 shares of undesignated preferred stock, none of which were outstanding. Approximately,              shares of Common Stock may be issued under existing obligations under our incentive plan and outstanding warrants.

Under the terms of the Amendment, the total number of authorized shares of Common Stock will remain 500,000,000, but the total number of shares of Common Stock outstanding will decrease to             , as of December     , 2013.

The following describes certain terms of the Common Stock as set forth in the Certificate, our Amended and Restated Bylaws (the “Bylaws”), the Stockholders Agreement (as defined and described below), the Registration Rights Agreement (as defined and described below) and the Private Placement Registration Rights Agreement (as defined below), but does not purport to be complete and is qualified in its entirety by reference to the Certificate, Bylaws, Stockholders Agreement, Registration Rights Agreement and the Private Placement Registration Rights Agreement, copies of which are attached as exhibits to our Current Report on Form 8-K filed with the SEC on September 28, 2012 and September 27, 2013.

Certificate of Incorporation and Bylaws

Pursuant to our plan of reorganization and upon our emergence from bankruptcy on August 31, 2012, our certificate of incorporation and bylaws were amended and restated in their entirety.

Dividends

Subject to preferences that may be applicable to any then outstanding preferred stock, holders of the Common Stock are entitled to receive dividends, if any, as may be declared from time to time by the Board out of legally available funds.

Voting Rights

Each holder of the Common Stock is entitled to one vote for each share on all matters submitted to a vote of the stockholders, including the election of directors. Stockholders do not have cumulative voting rights in the election of directors. Accordingly, holders of a majority of the voting shares are able to elect all of the directors.

Liquidation

In the event of a liquidation, dissolution or winding up, holders of the Common Stock will be entitled to share ratably in the net assets legally available for distribution to stockholders after the payment of all of our debts and other liabilities and the satisfaction of any liquidation preference granted to the holders of any then outstanding shares of preferred stock.

Restrictions on Transfer

The Certificate contains restrictions on the transfer of certain of our securities by holders who are, or would become as a result of such transfer, a holder of at least 5% of the Common Stock within the meaning of Section 382 of the Code. Such restrictions were put in place in order to preserve our net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any “net unrealized built-in loss” within the meaning of Section 382 of the Code.

Rights and Preferences

Holders of the Common Stock have no preemptive, conversion, subscription or other rights, and there are no redemption or sinking fund provisions applicable to the Common Stock. The rights, preferences and privileges of the holders of the Common Stock are subject to and may be adversely affected by the rights of the holders of shares of any series of preferred stock that we may designate in the future.

Anti-Takeover Provisions

As noted above, because our stockholders do not have cumulative voting rights, stockholders holding a majority of the shares of Common Stock outstanding will be able to elect all of our directors. The Certificate and our bylaws provide that only the chairman of the Board, the chief executive officer or any officer upon the written request of a majority of the Board, may call a special meeting of the stockholders.

The Certificate requires a 66 2/3% stockholder vote for the amendment or repeal of certain provisions of the Certificate relating to the makeup of the Board, voting requirements, liability of directors, indemnification of officers and directors, and the transfer restrictions noted above under “Restrictions on Transfer.” Our bylaws require a 66 2/3% stockholder vote for the amendment or repeal of certain provisions of the bylaws. The combination of the lack of cumulative voting and the 66 2/3% stockholder voting requirements will make it more difficult for existing stockholders to replace the Board as well as for another party to obtain control of us by replacing the Board. Because the Board has the power to retain and discharge our officers, these provisions could also make it more difficult for existing stockholders or another party to effect a change in management. In addition, the authorization of undesignated preferred stock makes it possible for the Board to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to change control of us.

These provisions may have the effect of deterring hostile takeovers or delaying changes in control or management of us. These provisions are intended to enhance the likelihood of continued stability in the composition of the Board and its policies and to discourage certain types of transactions that may involve an actual or threatened acquisition of us. These provisions are designed to reduce our vulnerability to an unsolicited acquisition proposal. The provisions also are intended to discourage certain tactics that may be used in proxy fights. However, such provisions could have the effect of discouraging others from making tender offers for our shares and, as a consequence, they also may inhibit fluctuations in the market price of our shares that could result from actual or rumored takeover attempts. Such provisions may also have the effect of preventing changes in our management.

Section 203 of the DGCL prohibits a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years after the time that such stockholder became an interested stockholder, subject to certain exceptions. That statute, however, is not currently applicable to us as the Common Stock is not listed on a national securities exchange or held of record by more than 2,000 stockholders.

Stockholders Agreement

The Company and certain of its stockholders (collectively, the “Stockholders”), including affiliates of Whitebox, ZCOF and Waterstone Capital Management, L.P. (“Waterstone”), are parties to a stockholders agreement (the “Stockholders Agreement”) providing the Stockholders with the right, among other rights, to elect members of the Board and the boards of directors of the Company’s subsidiaries.

Pursuant to the Stockholders Agreement, each Stockholder agrees to vote all securities of the Company entitled to vote for members of the Board owned or controlled by such Stockholder such that the size of the Board is five (5) directors, and to cause the election of the following persons to the Board:

(a) two (2) individuals designated by Whitebox during the two-year period ending August 31, 2014, and after such two-year period, Whitebox shall designate two (2) individuals so long as Whitebox or its affiliates hold at least ten percent (10%) of the outstanding shares of the Common Stock and one (1) individual so long as Whitebox or its affiliates hold at least five percent (5%) but less than ten percent (10%) of the outstanding shares of the Common Stock (collectively, the “Whitebox Designees”). In the event that Whitebox or its affiliates no longer hold at least five percent (5%) of the outstanding shares of the Common Stock, the Whitebox Designees shall be designated by holders of a majority of the outstanding shares of the Common Stock;

(b) two (2) individuals designated by ZCOF during the two-year period ending August 31, 2014, and after such two-year period, ZCOF shall designate two (2) individuals so long as ZCOF or its affiliates hold at least ten percent (10%) of the outstanding shares of the Common Stock and one (1) individual so long as ZCOF or its affiliates hold at least five percent (5%) but less than ten percent (10%) of the outstanding shares of the Common Stock (collectively, the “ZCOF Designees”). In the event that ZCOF or its affiliates no longer hold at least five percent (5%) of the outstanding shares of the Common Stock, the ZCOF Designees shall be designated by holders of a majority of the outstanding shares of the Common Stock;

(c) one (1) individual (the “Independent Designee”) designated jointly by Whitebox, ZCOF and Waterstone, so long as Whitebox, ZCOF and Waterstone and/or their affiliates collectively hold at least twenty percent (20%) of the outstanding shares of the Common Stock, which Independent Designee shall not be an affiliate of Whitebox, ZCOF and Waterstone. In the event that Whitebox, ZCOF and Waterstone are no longer collectively holders of at least twenty percent (20%) of the outstanding shares of the Common Stock, then the Independent Designee shall be designated by holders of a majority of the then outstanding shares of the Common Stock. In addition, in the event that any of Whitebox, ZCOF and Waterstone (together with its affiliates) individually no longer holds at least five percent (5%) of the shares of the Common Stock, then such person shall no longer be entitled to jointly designate the Independent Designee, which Independent Designee shall thereafter be designated by the remaining persons who are still entitled to appoint the Independent Designee; and

(d) To the extent that any of clauses (a) through (c) above shall not be applicable, any member of the Board who would otherwise have been designated in accordance with the terms thereof (each, a “Designee”) shall instead be voted upon by all the stockholders of the Company entitled to vote thereon in accordance with the Certificate.

Under the Stockholders Agreement, except with respect to Piceance Energy LLC, a Delaware limited liability company (“Piceance Energy”) in which the Company currently owns 33.34% of the membership interests, or as otherwise unanimously agreed by the Board, the Stockholders will cause their Designees to elect the same persons set forth above to be elected as the members of the board of directors or managers of all subsidiaries of the Company. Each Stockholder also will cause its Designees to vote to elect the following persons to the Board of Managers of Piceance Energy so long as the Company is a member of Piceance Energy: (i) one person designated by Whitebox, so long as Whitebox, or any one of its affiliates, is a holder of the Common Stock and (ii) one person designated by ZCOF, so long as ZCOF, or any one of its affiliates, is a holder of the Common Stock. In the event that either Whitebox or ZCOF are no longer entitled to elect managers to the Board, then such Piceance Energy Board of Managers position shall be elected by a majority of the Board.

Under the Stockholders Agreement, if (i) the Company issues additional shares of the Common Stock to any person who, as a result of such issuance, is a holder of five percent (5%) or more of the Common Stock or (ii) any transferee or assignee of shares of the Common Stock that, by itself or together with its affiliates, is or becomes a holder of five percent (5%) or more of the shares of the Common Stock, then as a condition to such issuance, transfer or assignment, such purchaser, transferee or assignee shall become a party to the Stockholders Agreement.

Under the Stockholders Agreement, prior to August 31, 2014, the Company may not consummate either (i) a merger, stock issuance, sale of all or substantially all assets, change of entity, or any similar transaction pursuant to which not all holders of securities of the Company entitled to vote for members of the Board are treated equally or (ii) a transaction with an affiliate, without prior approval from either (1) a majority of such securities not held by Whitebox, ZCOF and Waterstone or their affiliates (the “Required Majority”) or (2) the Independent Designee. If such transaction is approved by the Independent Designee without the approval of the Required Majority, the Company may not consummate any such transaction unless it also receives an opinion from an investment bank or other similar financial advisor that the contemplated transaction is fair, from a financial point of view, to the Company; provided, however, that such opinion shall only be required (i) for any transaction with a value in excess of $45 million or (ii) for any transaction with an affiliate with a value in excess of $7.5 million. Notwithstanding the foregoing, no such opinion shall be required for any capital contributions used solely to support the Company’s potential $60 million in additional capital contributions to Piceance Energy in accordance with the Amended and Restated Limited Liability Company Agreement of Piceance Energy (the “Piceance LLC Agreement”), if the timing of such capital contributions makes obtaining such opinion impractical. Certain other identified transactions are excluded from the above requirements.

Registration Rights Agreements

The Company and the Stockholders are parties a registration rights agreement (the “Registration Rights Agreement”) providing the Stockholders with certain registration rights.

Pursuant to the Registration Rights Agreement, among other things, at any time after the earlier of the consummation of a qualified public offering, any Stockholder or group of Stockholders that, together with its or their affiliates, holds more than fifteen percent (15%) of the Registrable Shares (as defined in the Registration Rights Agreement), will have the right to require the Company to file with the SEC a registration statement on Form S-1 or S-3, or any other appropriate form under the Securities Act of 1933, as amended, or the Exchange Act for a public offering of all or part of its Registrable Shares (each, a “Demand Registration”), by delivery of written notice to the Company (each, a “Demand Request”).

Within ninety (90) days after receiving the Demand Request, the Company shall file with the SEC the registration statement, on any form for which the Company then qualifies and which is available for the sale of the Registrable Shares in accordance with the intended methods of distribution thereof, with respect to the Demand Registration. The Company is required to use commercially reasonable efforts to cause the registration statement to be declared effective as soon as practicable after such filing. The Company will not be obligated (i) to effect a Demand Registration within ninety (90) days after the effective date of a previous Demand Registration, other than for a shelf registration, or (ii) to effect a Demand Registration unless the Demand Request is for a number of Registrable Shares with an expected market value that is equal to at least (x) $15 million as of the date of such Demand Request or is for one hundred percent of the demanding Stockholder’s Registrable Shares with respect to any Demand Registration made on Form S-1 or (y) $5 million as of the date of such Demand Request with respect to any Demand Registration made on Form S-3.

Upon receipt of any Demand Request, the Company is required to give written notice, within ten (10) days of such Demand Registration, to all other holders of Registrable Shares, who will have the right to elect to include in such Demand Registration such portion of their Registrable Shares as they may request, subject to certain exceptions.

In addition, subject to certain exceptions, if the Company proposes to register any class of its Common Stock for sale to the public, the Company is required, subject to certain conditions, to include all Registrable Shares with respect to which the Company has received written requests for inclusion.

The rights of a holder of Registrable Shares may be transferred, assigned or otherwise conveyed to any transferee or assignee of such Registrable Shares, subject to applicable state and federal securities laws and regulations, the Certificate and the Stockholders Agreement. The Company will be responsible for expenses relating to the registrations contemplated by the Registration Rights Agreement.

The registration rights granted in the Registration Rights Agreement are subject to customary indemnification and contribution provisions, as well as customary restrictions such as suspension periods and, if a registration is for an underwritten offering, limitations on the number of shares to be included in the underwritten offering imposed by the managing underwriter.

The stockholders have also agreed to waive their piggy-back registration rights under the Registration Rights Agreement in connection with the registration statement to be filed covering the resale of the shares of Common Stock to be issued in the Private Placement.

In connection with the sale of 143,884,892 shares of Common Stock in a private placement transaction on September 25, 2013, we entered into a registration rights agreement with the purchasers in the private placement (the “Private Placement Registration Rights Agreement”). Under the Private Placement Registration Rights Agreement, we agreed to file with the SEC within 60 days after the closing date of the sale of the shares and to use our commercially reasonable efforts to cause to become effective a registration statement relating to the shares. We also agreed to use our commercially reasonable efforts to keep the registration statement effective until the earliest to occur of (i) the disposition of all registrable securities, (ii) the availability under Rule 144 of the Securities Act for each holder of registrable securities to immediately freely resell such registrable securities without volume restrictions or (iii) the third anniversary of the effective date of the registration statement.

The Private Placement Registration Rights Agreement also provides the right for a holder or group of holders of more than $50 million of registrable securities to demand that we conduct an underwritten public offering of the registrable securities. However, the demanding holders are limited to a total of three such underwritten offerings, with no more than one demand request for an underwritten offering made in any 365 day period. Additionally, the Private Placement Registration Rights Agreement contains customary indemnification rights and obligations for both us and the holders of registrable securities.

Anti-takeover effects of the Amendments

Because we are already controlled by the Consenting Stockholders and our governing documents contain anti-takeover provisions, the Amendment should not have any additional anti-takeover effects on us.

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company, the Reverse Stock Split is not being effectuated in response to any effort of which the Company is aware to accumulate shares of Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders. The Board does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

Vote Required

The Amendment was approved by the holders of a majority of the outstanding shares of Common Stock as required by the Certificate. The Board approved the Amendment before its approval by the Consenting Stockholders. The Board may abandon the Amendment without further action by stockholders at any time prior to the effectiveness of the Amendment.

2012 INCENTIVE PLAN

On December 20, 2012, the Board adopted resolutions approving the 2012 Incentive Plan, and recommended that the Company’s stockholders approve and adopt the 2012 Incentive Plan. On December , 2013, the Consenting Stockholders approved the 2012 Incentive Plan by written consent. The following is a summary of the principal features of the 2012 Incentive Plan. The summary does not purport to be complete and is qualified in its entirety by the terms of the 2012 Incentive Plan, a copy of which is attached hereto as Appendix B and is incorporated by reference herein.

General Provisions of the 2012 Incentive Plan

Purpose. The purpose of the 2012 Incentive Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain, and reward persons performing services for the Company and its affiliates and by motivating such persons to contribute to the growth and profitability of the Company and its affiliates.

Shares Subject to the 2012 Incentive Plan. The maximum aggregate number of shares of Common Stock of the Company available for incentive awards under the 2012 Incentive Plan is 16,000,000 shares, and consists of authorized but unissued or required shares of Common Stock or any combination thereof. The maximum number of shares available for issuance under the 2012 Incentive Plan may be awarded for incentive stock options, as defined in Section 422 of the Code. The number of shares available for incentive awards under the 2012 Incentive Plan is subject to adjustments to are subject to adjustments to prevent enlargement or dilution of rights resulting from stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalization or similar transactions in accordance with Code Sections 424 and 409A. As described above, the number of shares of Common Stock available for incentive awards under the 2012 Incentive Plan will be adjusted on the effective date of the Reverse Stock Split. As of December , 2013, the Company has shares of Common Stock that are available for future awards under the 2012 Incentive Plan. As adjusted for the Reverse Stock Split as of December , 2013, the Company will have shares of Common Stock that are available for future awards under the 2012 Incentive Plan.

During any period that the Company is a publicly held corporation, the following rules shall apply to grants of incentive awards: (i) the maximum aggregate number of shares of Common Stock (including phantom or restricted units, options, stock appreciation rights, restricted stock, other stock-based awards, performance awards, or dividends and dividend equivalents paid out in Common Stock) that may be granted in any calendar year pursuant to any incentive award held by any participant shall be 16,000,000 shares of Common Stock, and (ii) the maximum aggregate cash payout (including phantom or restricted units, stock appreciation rights, other stock-based awards, performance awards, or dividends and dividend equivalents paid out in cash) with respect to incentive awards granted in any calendar year that may be paid to any participant shall be $16,000,000.

Administration. The 2012 Incentive Plan is administered by the Compensation Committee, which is appointed by our Board of Directors, and which consists of not less than two directors, each of whom (i) fulfills the “non-employee director” requirements of Rule 16b-3 under the Securities Exchange Act of 1934, (ii) is certified by the Board as an independent director and (iii) fulfills the “outside director” requirements of Section 162(m) of the Code.

The Compensation Committee is authorized to, among other things, (i) determine the persons to whom, and the time or times at which, incentive awards shall be granted and the number of shares of Common Stock to be subject to each incentive award; (ii) designate incentive awards as restricted stock or options or other stock-based awards or performance awards, and to designate options as incentive stock options or nonstatutory stock options; (iii) determine the fair market value of shares of Common Stock or other property; (iv) determine the terms, conditions, and restrictions applicable to each incentive award (which need not be identical) and any shares acquired upon the exercise and/or vesting thereof; (v) approve one or more forms of the incentive award agreement between the Company and a participant; (vi) amend, modify, extend, cancel, or renew any incentive award, or to waive any restriction or condition applicable to any incentive award or any shares acquired upon the exercise of an incentive award; provided, however, that no such amendment, modification, extension, or cancellation shall adversely affect a participant’s incentive award without a participant’s consent; (vii) accelerate, continue, extend, or defer the exercisability and/or vesting of any incentive award, including with respect to the period following a participant’s termination of service with the Company and its affiliates; (viii) prescribe, amend, or rescind rules, guidelines, and policies relating to the 2012 Incentive Plan, or to adopt supplements to, or alternative versions of, the 2012 Incentive Plan; and (ix) correct any defect, supply any omission, or reconcile any inconsistency in the 2012 Incentive Plan or any incentive award agreement and to make all other determinations and take such other actions with respect to the 2012 Incentive Plan or any incentive award as the Compensation Committee may deem advisable to the extent not inconsistent with the provisions of the 2012 Incentive Plan or applicable law.

Notwithstanding the foregoing, except as otherwise provided in the 2012 Incentive Plan, the terms of an outstanding incentive award may not be amended by the Compensation Committee, without approval of the Company’s stockholders, to: (i) reduce the exercise price of an outstanding option or an outstanding stock appreciation right; (ii) cancel an outstanding option or outstanding stock appreciation right in exchange for other options or stock appreciation rights with an exercise price that is less than the exercise price of the cancelled option or the cancelled stock appreciation right, as applicable; or (iii) cancel an outstanding option or an outstanding stock appreciation right with an exercise price that is less than the fair market value of a share of Common Stock on the date of cancellation.

Eligibility. Only the employees, consultants, and directors of the Company or its affiliates may be granted incentive awards under the 2012 Incentive Plan. This includes prospective employees, consultants, and directors to whom incentive awards are granted in connection with written offers of employment or other service relationships with the Company.

Types of Incentive Awards. Under the 2012 Incentive Plan, the Compensation Committee may grant incentive awards which may be any of the following:

•	Incentive stock options as defined in Section 422 of the Code;

•	“nonstatutory” stock options;

•	shares of restricted stock;

•	other stock-based awards;

•	performance awards; or

•	dividends or dividend equivalents.

Incentive stock options and nonstatutory stock options together are called “options.” The terms of each incentive award will be reflected in an incentive award agreement between the Company and the grantee.

Options. Generally, options must be exercised within 10 years of the grant date. Incentive stock options granted to a participant who, at the time an option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of Common Stock of the Company or its subsidiary within the meaning of Section 422(b)(6) of the Code (a “Ten Percent Owner Participant”) must be exercised within 5 years of the grant date.

The exercise price for each option must be established in the discretion of the Compensation Committee, subject to the following minimum price requirements. The exercise price per share for an option must not be less than the fair market value of a share of Common Stock on its grant date. No incentive stock options granted to a Ten Percent Owner Participant may have an exercise price per share less than one-hundred ten percent (110%) of the fair market value of a share of Common Stock on the grant date. An option may be granted with an exercise price lower than the minimum exercise price if such option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Sections 424 and 409A of the Code.

Payment of the exercise price for the number of shares of Common Stock being purchased pursuant to any option must be made in cash, by check or cash equivalent, or upon approval by the Compensation Committee in its sole discretion, by any of the following: (i) tender to the Company, or attestation to the ownership, of shares of Common Stock owned by the Participant having a fair market value not less than the exercise price (to the extent such tender or attestation does not constitute a violation of the provisions of any law, regulation, or agreement restricting the redemption of the Company’s Common Stock); (ii) causing the Company to withhold from the share of Common Stock issuable upon the exercise of the option the number of whole shares of Common Stock having a fair market value, as determined by the Company, not less than the exercise price (a “Cashless Exercise”); (iii) such other consideration as approved by the Compensation Committee and as permitted by law; or (iv) any combination of cash or any of the foregoing or any combination of (i–iii) above.

An employee will not recognize any income for federal income tax purposes at the time an incentive stock option is granted, or on the qualified exercise of an incentive stock option, but instead will recognize capital gain or loss upon the subsequent sale of shares acquired in a qualified exercise. The exercise of an incentive stock option is qualified if an optionee does not dispose of the shares acquired by such exercise within two years after the incentive stock option grant date and one year after the exercise date. The Company is not entitled to a tax deduction as a result of the grant or qualified exercise of an incentive stock option. If the exercise of an incentive stock option is not qualified, it has the same tax treatment as a nonstatutory stock option.

A participant will not recognize any income for federal income tax purposes, nor will the Company be entitled to a deduction, at the time a nonstatutory stock option is granted. However, when a nonstatutory stock option is exercised, the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares received and the exercise price of the nonstatutory stock option, and generally the Company will generally recognize a tax deduction in the same amount at the same time.

Restricted Stock. Restricted stock may be awarded with such transfer restrictions and substantial risk of forfeiture provisions as the Compensation Committee may designate and specified in the participant’s incentive award agreement. Unless otherwise specified in the incentive award agreement, each restricted stock award constitutes an immediate transfer of the record and beneficial ownership of the shares of restricted stock to the participant in consideration of the performance of services as an employee, consultant, or director, as applicable, entitling such participant to all voting and other ownership rights in such shares of Common Stock. As specified in the incentive award agreement, the Compensation Committee may limit the participant’s dividend and voting rights.

A participant will not recognize taxable income upon the grant of an award of restricted Stock (nor will the Company be entitled to a deduction) unless the participant makes an election under Section 83(b) of the Code. If the participant makes a Section 83(b) election within 30 days of the date the restricted stock is granted, then the participant will recognize ordinary income, for the year in which the incentive award is granted, in an amount equal to the excess of the fair market value of the shares of Common Stock at the time the incentive award is granted over the purchase price, if any, paid by the participant for the shares of Common Stock. If such election is made and the participant subsequently forfeits some or all of the shares, then the participant generally will not be entitled to any refund of taxes paid as a result of the Section 83(b) election, and may take a loss only with respect to the amount actually paid for the shares. If a Section 83(b) election is not made, then the participant will recognize ordinary income at the time that the forfeiture provisions or restrictions on transfer lapse in an amount equal to the excess of the fair market value of the shares of Common Stock at the time of such lapse over the original price paid for the shares of Common Stock, if any. The participant will have a tax basis in the shares of Common Stock acquired equal to the sum of the price paid, if any, and the amount of ordinary income recognized at the time the Section 83(b) election is made or at the time the forfeiture provisions or transfer restriction lapse, as is applicable.

Upon the disposition of shares of Common Stock acquired pursuant to an incentive award of restricted shares, the participant will recognize a capital gain or loss in an amount equal to the difference between the sale price of the shares of Common Stock and the participant’s tax basis in the shares of Common Stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year. For this purpose, the holding period will begin after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) election is not made, or on the date after the incentive award is granted if the Section 83(b) election is made.

The Company will generally be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income on the restricted stock, whether by vesting or a Section 83(b) election, in the same amount as the ordinary income recognized by the participant.

Other Stock-Based and Performance Awards. Other stock-based awards may be awarded by the Compensation Committee to selected participants that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, shares of Common Stock, as deemed by the Compensation Committee to be consistent with the purposes of the 2012 Incentive Plan and the goals of the Company. Other stock-based awards may be payable in Common Stock, cash or a combination thereof. Performance awards may be granted by the Compensation Committee in its sole discretion awarding cash or Common Stock (including restricted stock) or a combination thereof based upon the achievement of goals as determined by the Compensation Committee. Except with respect to dividends on restricted stock, the participant shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the incentive award unless (and to the extent) otherwise as determined by the Compensation Committee and set forth in a separate incentive award agreement. However, a dividend or dividend equivalent incentive award may not be granted with respect to an option.

To the extent that the Company is a publicly held corporation and that a stock-based award is intended to qualify for the performance-based exception in Code Section 162(m) or to the extent it is intended to be exempt from Section 409A of the Code, the exercise price per share of Common Stock may not be less than 100% of fair market value of a share of Common Stock on the date of the grant of the stock appreciation right. Payment of other stock-based awards will be in Common Stock, cash, or a combination thereof. Other stock-based awards or performance awards may be paid in shares of Common Stock, cash or other consideration, or a combination thereof, in a single payment or in installments on such dates as determined by the Compensation Committee, all as specified in the incentive award agreement.

For performance awards, the performance period shall be determined by the Compensation Committee and set out in the incentive award agreement, the Compensation Committee will establish the number of other stock-based awards or performance awards and their contingent values, which values may vary depending on the degree to which such objectives are met. The Compensation Committee may establish performance goals applicable to other stock-based awards or performance awards based upon criteria in one or more of the following categories: (i) performance of the Company as a whole, (ii) performance of a segment of the Company’s business, and (iii) individual performance. Performance criteria for the Company will relate to the achievement of predetermined financial, operational, or strategic objectives for the Company and its subsidiaries. Performance criteria for a segment of the Company’s business will relate to the achievement of financial, operational, or strategic objectives of the segment for which the participant is accountable. Examples of performance criteria will include one or more of the following pre-tax or after tax profit levels, including: earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net operating profits after tax, and net income; total stockholder return; return on assets, equity, capital, or investment; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; stock price performance, sales, costs, production volumes, or reserves added; levels of operating expense, maintenance expenses, or measures of customer satisfaction and customer service as determined from time to time including the relative improvement therein. Individual performance criteria will relate to a Participant’s overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives. The performance goals may differ among participants.

Generally, a participant will not recognize taxable income upon the grant of other stock-based awards or performance awards. Generally, upon the payment of other stock-based awards or performance awards, a participant will recognize compensation taxable as ordinary income, and the Company will be entitled to a corresponding tax deduction in the same amount and at the same time. However, if any such shares or payments are subject to substantial restrictions, such as a requirement of continued employment or the attainment of certain performance objectives, the participant will not recognize income and the Company will not be entitled to a deduction until the restrictions lapse, unless the participant elects otherwise by filing a Section 83(b) election as described above. The amount of a participant’s ordinary income and the Company’s deduction will generally be equal to the fair market value of the shares at the time the restrictions lapse.

Other Tax Considerations. Upon accelerated exercisability of options and accelerated lapsing of restrictions upon restricted stock or other incentive awards in connection with a “change in control,” certain amounts associated with such incentive awards could, depending upon the individual circumstances of the participant, constitute “excess parachute payments” under the golden parachute provisions of Section 280G of the Code. Whether amounts constitute “excess parachute payments” depends upon, among other things, the value of the accelerated incentive awards and the past compensation of the participant.

Section 409A of the Code generally provides that any deferred compensation arrangement which does not meet specific written requirements regarding (i) timing and form of payouts, (ii) advance election of deferrals, and (iii) restrictions on acceleration of payouts results in immediate taxation of any amounts deferred to the extent not subject to a substantial risk of forfeiture. In addition, tax on the amounts included in income are also subject to a 20% excise tax and interest. In general, to avoid a violation of Section 409A of the Code, amounts deferred may only be paid out on separation from service, disability, death, a specified time, a change in control (as defined by the Treasury Department), or an unforeseen emergency. Furthermore, the election to defer generally must be made in the calendar year prior to performance of services, and any provision for accelerated payout other than for reasons specified by the Treasury may cause the amounts deferred to be subject to early taxation and to the imposition of the excise tax. Section 409A of the Code is broadly applicable to any form of deferred compensation other than tax-qualified retirement plans and bona fide vacation, sick leave, compensatory time, certain disability pay or death benefits, and may be applicable to certain incentive awards under the 2012 Incentive Plan. Incentive awards under the 2012 Incentive Plan that are subject to Section 409A of the Code are intended to satisfy the requirements of Section 409A of the Code, as specified in an incentive award agreement.

Generally, taxable compensation earned by “covered employees” (as defined in Section 162(m) of the Code) for options, stock appreciation rights, or certain other applicable incentive awards is intended to constitute qualified performance-based compensation. The Company should, therefore, be entitled to a tax deduction for compensation paid in the same amount as the ordinary income recognized by the covered employees without any reduction under the limitations of Section 162(m) on deductible compensation paid to such employees. However, the Compensation Committee may determine, within its sole discretion, to grant incentive awards to such covered employees that do not qualify as performance-based compensation. Under Section 162(m), the Company is denied a deduction for annual compensation paid to such employees in excess of $1,000,000.

THE FOREGOING IS A SUMMARY OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES THAT GENERALLY WILL ARISE UNDER THE CODE WITH RESPECT TO INCENTIVE AWARDS GRANTED UNDER THE 2012 INCENTIVE PLAN AND DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF ALL RELEVANT PROVISIONS OF THE CODE.

MOREOVER, THIS SUMMARY IS BASED UPON CURRENT FEDERAL INCOME TAX LAWS UNDER THE CODE, WHICH ARE SUBJECT TO CHANGE. THE TREATMENT OF FOREIGN, STATE, LOCAL OR ESTATE TAXES IS NOT ADDRESSED. THE TAX CONSEQUENCES OF THE AWARDS ARE COMPLEX AND DEPENDENT UPON EACH INDIVIDUAL’S PERSONAL TAX SITUATION. ALL PARTICIPANTS ARE ADVISED TO CONSULT WITH HIS OR HER OWN TAX ADVISOR RESPECTING AWARDS.

Termination of Employment and Change of Control. Subject to earlier termination of the option or incentive award as otherwise provided in the 2012 Incentive Plan and unless otherwise provided by the Compensation Committee in the applicable incentive award agreement, if the participant’s employment or other service with the Company and its affiliates is terminated other than due to his disability, death, termination after a change in control, or cause, any unvested incentive award or option will be forfeited by the participant on the date on which the participant’s service is terminated, and any vested option may be exercised by the Participant at any time prior to the expiration of three months after the date on which the participant’s service terminated, but in any event no later than ten years from the date of grant, as set forth in the incentive award agreement evidencing such option (the “Option Expiration Date”). If the participant’s termination is due to disability or death, the unvested portion of any incentive award will be forfeited and terminated and the vested portion of an option may be exercised for a period of three months following termination due to disability or one year after termination due to death, but in any event no later than the Option Expiration Date. Upon a change in control, (i) the vested portion of the option may be exercised at any time prior to the expiration of three months following termination without cause, but in any event no later than the Option Expiration Date and (ii) the exercisability and vesting of the incentive award or option and any shares acquired upon the exercise thereof may otherwise be accelerated effective as of the date of termination, as determined by the Compensation Committee, in its discretion, and set forth in the incentive award agreement. On a termination for cause, all outstanding incentive awards, whether or not vested, expire immediately upon such termination and any Common Stock issued pursuant to an incentive award will be forfeited.

If the Company undergoes a “change in control,” the Compensation Committee, in its sole discretion, has the power and right to, subject to any accelerated vesting specified in the incentive award agreement and according to the terms of the 2012 Incentive Plan, (i) cancel each outstanding incentive award, effective immediately prior to the occurrence of the change in control, and pay the participant as specified in the 2012 Incentive Plan with respect to options that have an exercise price less than the consideration to be received immediately prior to the change in control, (ii) provide for the exchange or substitution of each incentive award outstanding immediately prior to such change in control and make an equitable adjustment as determined by the Compensation Committee, or (iii) provide for assumption of the 2012 Incentive Plan and outstanding incentive awards by the surviving entity or its parent.

Incentive Awards Nontransferable. No incentive award may be assigned or otherwise transferred by a participant, other than by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, and only if specified in the incentive award agreement; provided, however, that an incentive stock option may only be assigned or transferred by will or by the laws of descent and distribution. An incentive award may be exercised during the participant’s lifetime only by the participant or the participant’s legal guardian. However, in the discretion of the Compensation Committee, the incentive award agreement for an nonstatutory stock option may provide that the nonstatutory stock option is transferable to immediate family. The 2012 Incentive Plan contains provisions permitting such a transfer of a nonstatutory stock option if approved by the Compensation Committee and included in the incentive award agreement.

Amendment and Termination. The Compensation Committee may amend or terminate the 2012 Incentive Plan at any time, subject to all necessary regulatory and stockholder approvals. No grant is allowed after the tenth anniversary of the effective date. No termination or amendment of the 2012 Incentive Plan will affect any then outstanding incentive award unless expressly provided by the Compensation Committee or otherwise provided in the 2012 Incentive Plan. In any event, no termination or amendment of the 2012 Incentive Plan may adversely affect any then outstanding incentive award without the consent of the participant, unless such termination or amendment is required to enable an incentive award designated as an incentive stock option to qualify as an incentive stock option or is necessary to comply with any applicable law, regulation, or rule, including Code Section 409A or as otherwise permitted under the 2012 Incentive Plan, including upon a change in control.

Plan Benefits

The grant of incentive awards under the 2012 Incentive Plan to employees, consultants and non-employee directors, including the executive officers named in the Summary Compensation Table below, is subject to the discretion of the Compensation Committee. Pursuant to the Company’s current compensation plan for its directors, the Company’s directors are each entitled to receive an annual grant of restricted stock on the last day of each calendar year with a target value of $75,000. The number of shares granted to the Company’s directors pursuant to the compensation plan is presently determined by the 60-day volume weighted average share price as of the day prior to the grant date and accordingly the number of shares of restricted stock to be granted to the Company’s directors is not determinable as of the date of this Information Statement. There has been no determination by the Compensation Committee with respect to future awards under the 2012 Incentive Plan, other than the annual grants to be made pursuant to the compensation plan for the Company’s directors. Accordingly, future awards to employees, consultants and non-employee directors are not determinable as of the date of this Information Statement. Accordingly, in lieu of providing information regarding benefits that will be received under the 2012 Incentive Plan, the following table provides information concerning the benefits that were received by the following persons during the fiscal year ending December 31, 2012: all current directors who are not executive officers, as a group; and all current employees who are not executive officers, as a group. There were no grants of incentive awards under the 2012 Incentive Plan during 2012 to the executive officers named in the Summary Compensation Table.

Name and Position	Grant Date Fair Value $ (1)	Number (#)
All current directors who are not executive officers, as a group	$133,696	122,092
All current employees who are not executive officers as a group	$2,300,000	2,100,266

(1)	These amounts reflect the aggregate grant date fair value, calculated in accordance with FASB ASC Topic 718, of awards pursuant to the 2012 Incentive Plan.

EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth information regarding compensation earned during the last three fiscal years by our former Chief Executive Officers, our former Chief Financial Officers, our former Chief Executive Officer, our former Chief Financial Officers and our former General Counsel and Secretary, our only executive officers during 2012 (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation (3) ($)	Total ($)
John T. Young, Jr.— Former Chief Executive Officer and Former Chief Financial Officer (4)	2012	—	—	—	—	—	—
	2011	—	—	—	—	—	—

R. Seth Bullock— Former Chief Financial Officer and Former Treasurer (5)	2012	—	—	—	—	—	—
	2011	—	—	—	—	—	—

Carl E. Lakey— Former President and Chief Executive Officer (6)	2012	273,959	—	—	364,774	25,543	664,276
	2011	398,970	—	660,000	329,162	30,744	1,418,876
	2010	338,585	—	700,000	480,500	19,768	1,538,853
Kevin K. Nanke— Former Treasurer and Chief Financial Officer (7)	2012	205,573	—	—	212,412	38,918	456,903
	2011	337,144	—	560,000	182,311	26,350	968,115
	2010	328,600	—	793,637	395,000	25,339	1,308,939
Stanley F. Freedman— Former Executive Vice President, General Counsel and Secretary (8)	2012	155,964	—	—	189,170	418,761	763,896
	2011	300,245	—	264,000	162,358	29,436	756,039
	2010	293,750	—	490,000	323,500	21,259	1,128,509

(1)	These amounts shown represent the aggregate grant date fair value for stock awards granted to the Named Executive Officers computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in “Note 10 – Stockholders’ Equity” to our audited financial statements for the fiscal year ended December 31, 2012 included in the Annual Report on Form 10-K filed with the SEC on March 27, 2012. All outstanding stock awards were cancelled as of August 31, 2012 (the “Emergence Date”).
(2)	The amounts reflect cash bonus awards to the Named Executive Officers. Awards under our bonus plans were accrued and earned in the year represented and paid in the following year. All of our bonus plans were cancelled as of the Emergence Date.
(3)	Amounts in the “All Other Compensation” column consist of the following payments we paid to or on behalf of the Named Executive Officers:

Name	Year	Company Contributions to Retirement Plans ($)	Auto Allowance ($)	Auto Maintenance and Insurance ($)	Health Club ($)	Consulting Agreement Payments ($)		Claim Settlement Amount ($)		Total ($)
John T. Young, Jr.	2012	—	—	—	—	—		—		—
R. Seth Bullock	2012	—	—	—	—	—		—		—
Carl E. Lakey	2012	11,250	13,200	1,093	—	—		—		25,543
	2011	8,977	19,800	1,967	—	—		—		30,744
	2010	5,961	9,000	4,807	—	—		—		19,768
Kevin K. Nanke	2012	11,250	11,550	2,218	1,400	12,500	(a)	—		38,918
	2011	—	19,800	4,150	2,400	—		—		26,350
	2010	—	18,000	4,939	2,400	—		—		25,339
Stanley F. Freedman	2012	10,785	9,900	1,327	—	25,000	(a)	371,749	(b)	418,761
	2011	6,756	19,800	—	2,880	—		—		29,436
	2010	—	18,000	3,259	—	—		—		21,259

(a)	The terms of the consulting agreements with Messrs. Nanke and Freedman are described below under “— Employment Agreements.”
(b)	Represents the negotiated value of 202,232 shares of our common stock issued to Mr. Freedman in settlement of his claim for compensation with the Bankruptcy Court.
(4)	During 2011 and 2012 prior to July 19, 2012, Mr. Young served as our Chief Restructuring Officer. Mr. Young was appointed as our Chief Financial Officer on July 19, 2012 and then as our Chief Executive Officer effective August 31, 2012 pursuant to the plan of reorganization (the “Plan”). We pay Conway McKenzie for the services provided by Mr. Young as described in “-Conway MacKenzie Management and Financial Advisory Services Agreement”, and as such, he does not receive any salary or other compensation from us. Mr. Young resigned from all positions with us effective as of June 17, 2013.
(5)	During 2011 and 2012 prior to the Emergence Date, Mr. Bullock served as one of our Restructuring Managers. Mr. Bullock was appointed as our Treasurer on July 19, 2012 and then as our Chief Financial Officer effective August 31, 2012 pursuant to the Plan. We pay Conway McKenzie for the services provided by Mr. Bullock as described in “-Conway MacKenzie Management and Financial Advisory Services Agreement”, and as such, he does not receive any salary or other compensation from us. Mr. Bullock resigned from all positions with us effective as of December 9, 2013.
(6)	Mr. Lakey’s service with us ceased on the Emergence Date.
(7)	Mr. Nanke’s service with us ceased on the Emergence Date.
(8)	Mr. Freedman’s service with us ceased on the Emergence Date.

Narrative Disclosure to Summary Compensation Table

See “— Employment Agreements” and” — Potential Payments upon Termination or Change in Control” below for a discussion of the prior employment agreements and severance agreements with certain of our Named Executive Officers. See the footnotes to the Summary Compensation Table for narrative disclosure with respect to that table.

Grants of Plan-Based Awards

There were no grants of plan-based awards under the 2012 Incentive Plan during 2012 to the Named Executive Officers.

Outstanding Equity Awards at Fiscal Year-End

There were no outstanding equity awards held by the Named Executive Officers at year end 2012.

Option Exercises and Stock Vested

There were no option award exercises or stock awards vestings during 2012.

Conway MacKenzie Management and Financial Advisory Services Agreement

In connection with our emergence from bankruptcy on August 31, 2012, and pursuant to the Plan, John T. Young, Jr. was engaged as our Chief Executive Officer and R. Seth Bullock was engaged as our Chief Financial Officer. Messrs. Young and Bullock were our only executive officers at the end of 2012 and are also employees of Conway McKenzie Management Services, LLC (“Conway McKenzie”), with whom we have a management and financial advisory services agreement dated November 8, 2011. As a result, we did not have any executive officers which were directly employed by us at the end of 2012.

Employment Agreements

We were party to employments agreements with each of Messrs. Lakey, Nanke and Freedman prior to the cessation of their employment with us in 2012. Those agreements were terminated in connection with their cessation of employment. Each of Messrs. Nanke and Freedman entered into consulting agreements with us after the cessation of their employment with us in order to provide assistance to us as we completed the bankruptcy process. These agreements were terminated as of the Emergence Date. Pursuant to the agreements, Messrs. Nanke and Freedman received $12,500 per month for up to 80 hours of work during such month and $550 per hour for each additional hour in excess of 80 hours, up to a cap of $25,000 per month.

None of our Named Executive Officers was party to an employment agreement with us during 2012.

Potential Payments upon Termination or Change in Control

We were party to Change-In Control Executive Severance Agreements with each of Messrs. Lakey, Nanke and Freedman in 2012 prior to the cessation of their employment with us. Those agreements were terminated in connection with their cessation of their employment. As none of those individuals received any amount pursuant to those agreements in connection with their separation, Messrs. Lakey, Nanke and Freedman filed non-priority, general unsecured claims against us in the bankruptcy for $2,294,876, $2,030,876, and $2,988,117, respectively. As described in the “All Other Compensation” column of the Summary Compensation Table, we have settled with Mr. Freedman by issuing him shares of our common stock valued at approximately $371,749 (as specified in the order of the Bankruptcy Court dated November 16, 2012). We settled the claims of Messrs. Lakey and Nanke by issuing Mr. Lakey 444,411 shares of our common stock and Mr. Nanke 34,849 shares of our common stock (as specified in the orders of the Bankruptcy Court dated March 15, 2013).

None of the Named Executive Officers was entitled to any payments upon their termination or upon a change in control.

Director Compensation

The following table sets forth a summary of the compensation we paid to our non-employee directors in 2012:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)		Total ($)
Jacob Mercer (2)	—	—		—
William Monteleone (2)	—	41,780	(5),(6)	41,780
Benjamin Lurie (2)	—	41,780	(5),(6)	41,780
Michael Keener (2)	18,383	25,068	(5)	43,451
L. Melvin Cooper (2)	21,726	25,068	(5)	46,794
Anthony Mandekic (3)	20,083	—		20,083
Jen-Michel Fonck (3)	20,083	—		20,083
Kevin R. Collins (4)	98,833	—		98,833
Jerrie F. Eckelberger (4)	88,333	—		88,333
Jordan R. Smith (4)	80,500	—		80,500
Daniel J. Taylor (4)	177,375	—		177,375

(1)	These amounts reflect the aggregate grant date fair value, calculated in accordance with FASB ASC Topic 718, of awards pursuant to the Incentive Plan. Assumptions used in the calculation of these amounts are included in “Note 10 — Stockholders’ Equity” to our audited financial statements for the fiscal year ended December 31, 2012 included in our Annual Report on Form 10-K filed with the SEC on March 27, 2013.
(2)	Pursuant to the Plan, on the Emergence Date, each of these individuals became a director.
(3)	Mssrs. Mandekic and Fonck resigned effective February 2, 2012 and February 12, 2012, respectively.
(4)	Pursuant to the Plan, on the Emergence Date, each of these individuals departed the Board.
(5)	Each of our directors received an award of 22,892 shares of common stock as of December 31, 2012 for their service in 2012, but prorated from the Emergence Date. The shares vest on the first anniversary of the date of grant.
(6)	Messrs. Monteleone and Lurie elected to receive their annual retainer in shares of common stock, rather than cash, and as such, an additional 15,262 shares of common stock were issued to each of them on December 31, 2012.

Prior to the Emergence Date, each non-employee director received an annual retainer of $50,000, paid on a monthly basis. Each Board committee chair also received an additional retainer each year in the following amounts: chair of the Audit Committee and chair of the Compensation Committee, $10,000; and chair of the Nominating and Corporate Governance Committee, $5,000. In addition, each non-employee director who was not a chairman but served on one or more committees of the Board received an annual retainer of $2,500. The additional retainer amounts were also paid to the directors in cash in equal monthly installments. We also reimbursed the directors for costs incurred by them in traveling to Board and committee meetings. During 2012, we also had a Restructuring Committee, which advised us on the bankruptcy process, among other things, and which was dissolved on the Emergence Date. Restructuring Committee members received $1,500 for each meeting attended. In addition, at the discretion of the Board, each non-employee director was eligible to receive an annual grant of shares of common stock. No shares were issued to non-employee directors in 2012 prior to the Emergence Date.

In December 2012, we approved a new compensation plan for our directors. Our directors receive an annual retainer of $50,000, paid quarterly in cash or shares of our common stock at the election of the director. In addition, the Chairman of the Audit Committee receives an additional annual retainer of $15,000 and the members of the Audit Committee (other than the Chairman) receive an annual retainer of $5,000, such retainers paid quarterly in cash or shares of our common stock at the election of the director. There are no fees for the members of any other committee or for attendance at meetings. Our directors are also entitled to receive an annual grant of restricted stock on the last day of each calendar year with a target value of $75,000, with the number of shares determined by the 60-day volume weighted average share price as of the day prior to the grant date. Mr. Mercer waived his right to receive any of the compensation described in this paragraph in 2012. Each of our other directors received an award of 22,892 shares of common stock as of December 31, 2012 for their service in 2012, but prorated from the Emergence Date. Messrs. Monteleone and Lurie elected to receive their annual retainer in shares of common stock, rather than cash, and as such, an additional 15,262 shares of common stock were issued to each of them in December 2012.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee has ever been an officer of us or any of our subsidiaries, and none of our employees served on the Compensation Committee during the last fiscal year. We do not have any interlocking relationships between our executive officers and the compensation committee and the executive officers and compensation committee of any other entities, nor has any such interlocking relationship existed in the most recently completed fiscal year.

Narrative Disclosure of Compensation Policies and Practices as Related to Risk Management

In accordance with the requirements of Regulation S-K, Item 402(s), to the extent that risks may arise from our compensation policies and practices that are reasonably likely to have a material adverse effect on us, we are required to discuss those policies and practices for compensating our employees (including employees that are not named executive officers) as they relate to our risk management practices and the possibility of incentivizing risk-taking. We have determined that the compensation policies and practices established with respect to our employees are not reasonably likely to have a material adverse effect on us and, therefore, no such disclosure is necessary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of December 1, 2013 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock, (ii) each Named Executive Officer, (iii) each director of the Company and (iv) all directors and executive officers as a group.

	Amount and Nature of Beneficial Ownership post- Private Placement (1)
Beneficial holders	Number	Percentage
5% Stockholders:
Zell Credit Opportunities Master Fund, L.P. (2)	101,188,524	33.4%
Whitebox Advisors, LLC (3)	74,538,118	24.6%
Waterstone Capital Management, L.P. (4)	23,813,686	7.9%
Directors and Executive Officers:
Jacob Mercer	70,125	*
William Monteleone	206,950	*
Benjamin Lurie	66,423	*
Michael R. Keener	22,892	*
L. Melvin Cooper	22,892	*
John T. Young, Jr. (5)	0	—
R. Seth Bullock (6)	0	—
Carl E. Lakey (7)	0	—
Kevin K. Nanke (8)	0	—
Stanley F. Freedman (9)	202,232	*
All directors and executive officers as a group (seven persons)	1,759,020	*

*	Denotes less than 1% beneficially owned.
(1)	Based on 299,074,523 shares outstanding as of December 1, 2013.
(2)	Information based solely upon the Schedule 13D/A jointly filed with the SEC on September 30, 2013 by ZCOF, Chai Trust Company, LLC and ZCOF Par Petroleum Holdings, L.L.C. Includes 3,959,328 shares of Common Stock issuable upon exercise of a warrant issued to ZCOF Par Petroleum Holdings, L.L.C. ZCOF and Chai Trust Company, LLC share voting and dispositive power over all of the shares. The address of these entities is Two North Riverside Plaza, Suite 600, Chicago, Illinois 60606.
(3)	Information based solely upon the Schedule 13D/A jointly filed with the SEC on October 3, 2013 by Whitebox, Whitebox Asymetric Advisors, LLC, Whitebox Multi-Strategy Advisors, LLC, Whitebox Credit Arbitrage Advisors, LLC, Whitebox Concentrated Convertible Arbitrage Advisors, LLC, Pandora Select Adviors, LLC, Whitebox Asymmetric Partners, L.P., Whitebox Asymmetric Opportunities Fund, L.P., Whitebox Asymmetric Opportunities Fund, Ltd., Whitebox Multi-Strategy Partners, L.P., Whitebox Multi-Strategy Fund, L.P., Whitebox Multi-Strategy Fund, Ltd., Whitebox Credit Arbitrage Partners, L.P., Whitebox Credit Arbitrage Fund, L.P., Whitebox Credit Arbitrage Partners, L.P., Whitebox Credit Arbitrage Fund, L.P., Whitebox Credit Arbitrage Fund, Ltd., Whitebox Concentrated Convertible Arbitrage Partners, L.P., Whitebox Concentrated Convertible Arbitrage Fund, L.P., Whitebox Concentrated Convertible Arbitrage Fund, Ltd., Pandora Select Partners, L.P., Pandora Select Fund, L.P., Pandora Select Fund, Ltd., HFR RVA Combined Master Trust and IAM Mini-Fund 14 Limited. Includes 3,326,574 shares of Common Stock issuable upon exercise of a warrant issued to WB Delta, LTD. The address of Whitebox is 3033 Excelsior Blvd., Minneapolis, MN 55416.
(4)

This information is based on the Schedule 13G/A jointly filed with the SEC on October 10, 2013 by Waterstone, Waterstone Market Neutral Master Fund, Ltd., Waterstone Capital Offshore Advisors, LP, Waterstone Asset Management, LLC and Shawn Bergerson, and a Form 4 filed with the SEC on July 29, 2013 by Waterstone Market Neutral Master Fund, Ltd. Waterstone, Waterstone Capital Offshore Advisors, LP, Waterstone Asset Management, LLC and Shawn Bergerson reported shared voting and dispositive power over the 20,376,872 shares beneficially owned, while Waterstone Market Neutral Master Fund, Ltd. reported shared voting and dispositive power over 14,150,545 shares. Includes 1,797,210 shares of Common Stock issuable upon exercise of warrants issued to Waterstone Offshore ER Fund, LTD (197,278), Prime Capital Master SPC (29,736), Waterstone Market Neutral Mac51, LTD (109,030), Waterstone Market Neutral Master Fund, LTD (1,167,007), Waterstone MF Fund, LTD (272,097) and Nomura Waterstone Market Neutral Fund (22,062). The address of Waterstone, Waterstone Capital Offshore Advisors, LP, Waterstone Asset Management, LLC and Mr. Bergerson is 2 Carlson Parkway, Suite 260, Plymouth, Minnesota 55447. The address of Waterstone Market Neutral Master Fund, Ltd. is 45 Market Street, Suite 3205, 2nd Floor, Gardenia Court, Camana Bay, Grand Cayman KY1-9003, Cayman Islands.
(5)	Mr. Young’s service with us ceased on June 17, 2013.
(6)	Mr. Bullock’s service with us ceased on December 9, 2013.
(7)	Mr. Lakey’s service with us ceased on August 31, 2012.
(8)	Mr. Nanke’s service with us ceased on August 31, 2012.
(9)	Mr. Freedman’s service with us ceased on August 31, 2012.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Delayed Draw Term Loan Credit Agreement

Certain of our stockholders are lenders under the our Delayed Draw Term Loan Credit Agreement (the “Loan Agreement”). For a description of the terms and conditions of the Loan Agreement, see “Note 6 — Debt — Delayed Draw Term Loan Credit Agreement” and “— Amendment to the Loan Agreement — Tranche B Loan” to our historical financial statements included in our Quarterly Report on Form 10-Q for the year ended September 30, 2013 filed with the SEC on November 14, 2013.

Warrant Issuance Agreement

Certain of our stockholders who are lenders under the Loan Agreement received warrants exercisable for shares of Common Stock in connection with such loan. For a description of the terms and conditions of the warrants, see “Note 6 — Debt — Delayed Draw Term Loan Credit Agreement” to our historical financial statements included in our Quarterly Report on Form 10-Q for the year ended September 30, 2013 filed with the SEC on November 14, 2013.

In connection with the sale of 143,884,892 shares of our common stock in the private placement transaction, each warrantholder waived its right to certain anti-dilution adjustments and other rights set forth in the warrant issuance agreement that would have been triggered by the issuance of the shares.

Stockholders Agreement

Pursuant to the Stockholders Agreement, certain of our stockholders have the right to elect members of the Board, as described under “Description of the Common Stock — Stockholders Agreement.”

Common Stock Purchase Agreement

Pursuant to a common stock purchase agreement with certain purchasers, including affiliates of ZCOF and Whitebox (the “Private Placement Purchasers”), we sold 143,884,892 shares of our common stock in a private placement transaction. Certain of the Private Placement Purchasers have the right to designate members of the Board pursuant to the Stockholders Agreement, as described under “Description of the Common Stock —Stockholders Agreement.”

Registration Rights Agreements

Pursuant to our plan of reorganization and upon our emergence from bankruptcy on August 31, 2012, we entered into the Registration Rights Agreement providing the Stockholders with certain registration rights, as described under “Description of the Common Stock — Registration Rights Agreements.”

In connection with the sale of 143,884,892 shares of our common stock in the private placement transaction, we entered into the Private Placement Registration Rights Agreement, as described under “Description of Capital Stock — Registration Rights Agreements.”

Services Agreements

On September 17, 2013 (but effective January 1, 2013), we entered into letter agreements (the “Services Agreements”) with Equity Group Investments, an affiliate of ZCOF (“EGI”), and Whitebox. Pursuant to the Services Agreements, EGI and Whitebox agreed to provide us with ongoing strategic, advisory and consulting services that may include, (i) advice on financing structures and our relationship with lenders and bankers, (ii) advice regarding public and private offerings of debt and equity securities, (iii) advice regarding asset dispositions, acquisitions or other asset management strategies, (iv) advice regarding potential business acquisitions, dispositions or combinations involving us or our affiliates, or (v) such other advice directly related or ancillary to the above strategic, advisory and consulting services as may be reasonably requested by us.

EGI and Whitebox will not receive a fee for the provision of the strategic, advisory or consulting services set forth in the Services Agreements, but may be periodically reimbursed by us, upon request, for (i) travel and out of pocket expenses, provided that in the event that such expenses exceed $50,000 in the aggregate with respect to any single proposed matter, EGI or Whitebox, as applicable, will obtain our consent prior to incurring additional costs, and (ii) provided that we provide prior consent to their engagement with respect to any particular proposed matter, all reasonable fees and disbursements of counsel, accountants and other professionals incurred in connection with EGI’s or Whitebox’s, as applicable, services under the Services Agreements. In consideration of the services provided by EGI and Whitebox under the Services Agreements, we agreed to indemnity each of them for certain losses incurred by them relating to or arising out of the Services Agreements or the services provided thereunder. To date, neither EGI nor Whitebox has received any compensation under the Services Agreements.

The Services Agreements have a term of one year and will be automatically extended for successive one-year periods unless terminated, by either party, at least 60 days prior to any extension date.

Review, Approval or Ratification of Transactions with Related Persons

The Board has recognized that transactions between us and certain related persons present a heightened risk of conflicts of interest. In order to ensure that we act in the best interests of our stockholders, the Board has delegated the review and approval of related party transactions to the Audit Committee in accordance with our written Audit Committee Charter. After its review, the Audit Committee will only approve or ratify transactions that are fair to us and not inconsistent with the best interests of us and our stockholders. Any director who may be interested in a related party transaction shall recuse himself from any consideration of such related party transaction.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED ON

No director, executive officer, or any associate thereof, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split, which is not shared by all other stockholders.

Each of the Company’s current directors, executive officers and employees is eligible to receive incentive awards under the 2012 Incentive Plan. The Compensation Committee has the discretion to determine which eligible persons will receive awards under the 2012 Incentive Plan. As a result, future participation in the 2012 Incentive Plan by executive officers, directors and other employees is not determinable.

HOUSEHOLDING

Under SEC rules, only one annual report, information statement or Notice of Internet Availability of Proxy Materials, as applicable, need be sent to any household at which two or more of our stockholders reside if they appear to be members of the same family and contrary instructions have not been received from an affected stockholder. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses for us. Brokers with accountholders who are our stockholders may be householding these materials. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, now or at any time in the future, you no longer wish to participate in householding and would like to receive a separate annual report, information statement or Notice of Internet Availability of Proxy Materials, or if you currently receive multiple copies of these documents at your address and would prefer that the communications be householded, you should contact us at the address or telephone number provided below.

REQUESTS FOR CERTAIN DOCUMENTS

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s public reference room at 100 F Street, NE, Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for information on the public reference room. The SEC maintains an internet site that contains annual, quarterly and current reports, proxy and information statements and other information that issuers (including the Company) file electronically with the SEC. Our electronic SEC filings are available to the public at the SEC’s internet site, www.sec.gov.

We make available free of charge financial information, news releases, SEC filings, including our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to these reports as soon as reasonably practical after we electronically file such material with, or furnish it to, the SEC, on our website at www.par-petro.com. The documents available on, and the contents of, our website are not incorporated by reference into this Information Statement. You may also obtain such information by contacting the Company at 800 Gessner Road, Suite 875, Houston, Texas 77024, telephone number (281) 899-4800 .

Houston, Texas

December     , 2013

APPENDIX A

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

PAR PETROLEUM CORPORATION

Pursuant to the provisions of Section 242 of the Delaware General Corporation Law, as amended (the “DGCL”), PAR PETROLEUM CORPORATION, a Delaware corporation (the “Corporation”), hereby certifies as follows:

ARTICLE ONE

The name of the Corporation is PAR PETROLEUM CORPORATION.

ARTICLE TWO

This amendment to the Corporation’s Certificate of Incorporation (the “Certificate of Incorporation”) was duly adopted in accordance with Section 242 (and, with respect to stockholders, Section 228) of the DGCL.

ARTICLE THREE

The following amendments were approved as described in Article Two:

Section 4.1(a) of the Certificate of Incorporation is amended and restated in its entirety to read as follows:

“(a) The total number of shares of common stock, par value $0.01 per share, that the Company is authorized to issue is five hundred million (500,000,000).

Upon the filing and effectiveness (the “Effective Time”) pursuant to the DGCL of this Certificate of Amendment to Certificate of Incorporation, each ten (10) shares of common stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of common stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of common stock shall be entitled to receive cash (without interest or deduction) from the Company’s transfer agent in lieu of such fractional share interests upon the submission of a transmission letter by a stockholder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the stockholder’s Old Certificates (as defined below), in an amount equal to the product obtained by multiplying (a) the closing price per share of the common stock as reported on the OTCQB Marketplace as of the date of the Effective Time, by (b) the fraction of one share owned by the stockholder. Each certificate that immediately prior to the Effective Time represented shares of common stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of common stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”

A-1

IN WITNESS WHEREOF, the undersigned, being the duly authorized Senior Vice President, Chief Legal Officer and Secretary of the Corporation, for the purpose of amending the Certificate of Incorporation of the Corporation pursuant to Section 242 of the DGCL, does make and file this Certificate of Amendment as of the     day of                     , 2014.

PAR PETROLEUM CORPORATION

Name:	Brice Tarzwell
Title:	Senior Vice President, Chief Legal Officer and Secretary

A-2

APPENDIX B

PAR PETROLEUM CORPORATION

2012 LONG TERM INCENTIVE PLAN

(Effective December 20, 2012)

TABLE OF CONTENTS

1. SECTION 1 ESTABLISHMENT; PURPOSE AND TERM OF PLAN		1

2.	1.1 Establishment	1

3.	1.2 Purpose	1

4.	1.3 Term of Plan	1

5. SECTION 2 DEFINITIONS AND CONSTRUCTION		1

6.	2.1 Definitions	1

7.	2.2 Construction	5

8. SECTION 3 ADMINISTRATION		6

9.	3.1 Administration by the Committee	6

10.	3.2 Authority of Officers	6

11.	3.3 Powers of the Committee	6

12.	3.4 Administration with Respect to Insiders	7

13.	3.5 Indemnification	7

14. SECTION 4 SHARES SUBJECT TO PLAN		8

15.	4.1 Maximum Number of Shares Issuable	8

16.	4.2 Adjustments for Changes in Capital Structure	8

17. SECTION 5 ELIGIBILITY AND AWARD LIMITATIONS		9

18.	5.1 Persons Eligible for Awards	9

19.	5.2 Award Agreements	9

20.	5.3 Award Grant Restrictions	9

21.	5.4 Fair Market Value Limitations for Incentive Stock Options	9

22.	5.5 Repurchase Rights, Right of First Refusal and Other Restrictions on Stock	10

23. SECTION 6 TERMS AND CONDITIONS OF OPTIONS		10

24.	6.1 Exercise Price	10

25.	6.2 Exercisability, Vesting and Term of Options	10

26.	6.3 Payment of Exercise Price	11

27. SECTION 7 RESTRICTED STOCK		11

28.	7.1 Award of Restricted Stock	11

29.	7.2 Restrictions	12

30.	7.3 Delivery of Shares of Common Stock	13

31. SECTION 8 OTHER STOCK-BASED, PERFORMANCE AWARDS AND DIVIDENDS		13

32.	8.1 Grant of Other Stock-Based and Performance Awards	13

33.	8.2 Other Stock-Based Award and Performance Awards Terms	13

34.	8.3 Dividends.	14

35. SECTION 9 EFFECT OF TERMINATION OF SERVICE		15

36.	9.1 Option Exercisability and Award Vesting	15

37.	9.2 Extension if Exercise Prevented by Law	15

i

38.	9.3 Extension if Participant Subject to Section 16(b)	15

39.	SECTION 10 WITHHOLDING TAXES	16

40.	10.1 Tax Withholding	16

41.	10.2 Share Withholding	16

42.	10.3 Incentive Stock Options	16

43.	SECTION 11 PROVISION OF INFORMATION	16

44.	SECTION 12 COMPLIANCE WITH SECURITIES LAW AND OTHER APPLICABLE LAWS	16

45.	SECTION 13 NONTRANSFERABILITY OF AWARDS AND STOCK	17

46.	SECTION 14 NONCOMPETITIVE ACTIONS	18

47.	SECTION 15 TERMINATION OR AMENDMENT OF PLAN	18

48.	SECTION 16 STOCKHOLDER APPROVAL	18

49.	SECTION 17 NO GUARANTEE OF TAX CONSEQUENCES	18

50.	SECTION 18 SEVERABILITY	18

51.	SECTION 19 GOVERNING LAW	19

52.	SECTION 20 SUCCESSORS	19

53.	SECTION 21 RIGHTS AS A STOCKHOLDER	19

54.	SECTION 22 NO SPECIAL EMPLOYMENT OR SERVICE RIGHTS	19

55.	SECTION 23 REORGANIZATION OF COMPANY	19

56.	SECTION 24 CODE SECTION 409A	19

57.	SECTION 25 ADJUSTMENTS UPON A CHANGE IN CONTROL	20

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PAR PETROLEUM CORPORATION

2012 LONG TERM INCENTIVE PLAN

SECTION 1.

ESTABLISHMENT; PURPOSE AND TERM OF PLAN

A.	Establishment

The Par Petroleum Corporation 2012 Long Term Incentive Plan (the “Plan”) is hereby established and adopted by the Board effective as of December 20, 2012 (the “Effective Date”).

B.	Purpose

The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Company and by motivating such persons to contribute to the growth and profitability of the Company.

C.	Term of Plan

The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares of Stock under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Awards shall be granted, if at all, on or before the date which is ten (10) years from Effective Date.

SECTION 2.

DEFINITIONS AND CONSTRUCTION

D.	Definitions

Whenever used herein, the following terms shall have their respective meanings set forth below:

1. “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, another Person. The term “control” includes, without limitation, the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. With respect to any Award that is deferred compensation subject to Code Section 409A, for the purposes of applying Code Section 409A to such Award the term Affiliate shall mean all Persons with whom the Participant’s employer would be considered a single employer under Code Section 414(b) or 414(c) as defined and modified in Code Section 409 as determined by the Committee. Notwithstanding the foregoing, with respect to Nonstatutory Stock Options and Stock appreciation rights, if necessary for such Awards to be exempt from Code Section 409A, as determined by the Committee, for purposes of grants of such Awards, Affiliate shall only include an entity if the Company’s Stock would constitute “service recipient stock” within the meaning of Code Section 409A.

2. “Award” shall mean a grant of an Option, Restricted Stock, Other Stock-Based Award, Performance Awards or Dividends or Dividend Equivalents to a Participant under this Plan.

3. “Authorized Shares” shall have the meaning set forth in Section 15 hereto.

4. “Award Agreement” means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant and any shares of Stock acquired upon the exercise thereof. The Award Agreement consists of the Award Agreement and the Notice of Grant of an Award incorporated therein by reference, or such other form or forms as the Committee may approve from time to time.

5. “Board” means the Board of Directors of the Company.

6. “Cashless Exercise” shall have the meaning set forth in Section 6.3(a) hereto.

7. “Cause” shall mean, unless otherwise specifically defined in a Participant’s Award Agreement or an employment agreement between the Participant and the Company or an Affiliate as in effect on the effective date of the grant of an Award, any of the following: (1) the Participant’s theft or falsification of any Company or Affiliate documents or records or property; (2) the Participant’s improper use or disclosure of the Company’s or an Affiliate’s confidential or proprietary information; (3)any action by the Participant which has a material detrimental effect on the Company’s or an Affiliate’s reputation or business as determined by the Committee; (4) the Participant’s material failure or inability to perform any reasonable assigned and lawful duties after written notice from the Company or Affiliate of, and Participant’s failure or inability to cure within ten (10) business days, such failure or inability; (5) any material breach by the Participant of any employment or service agreement between the Participant and the Company or Affiliate, if applicable, which breach is not cured pursuant to the terms of such agreement, if applicable; or (6) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act which impairs the Participant’s ability to perform his or her duties with the Company or Affiliate or (7) a material breach by the Participant of the policies and procedures of the Company or an Affiliate.

8. A “Change in Control” shall mean any of the following events occurring with respect to the Company:

(a)	any Person (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company immediately prior to the occurrence with respect to which the evaluation is being made in substantially the same proportions as their ownership of the common stock of the Company) acquires securities of the Company and immediately thereafter is the beneficial owner (except that a Person shall be deemed to be the beneficial owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants or options or otherwise, without regard to the sixty (60)-day period referred to in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(b)	During any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this paragraph) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved but excluding for this purpose any such new director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or Person other than the Board, cease for any reason to constitute at least a majority of the Board;

(c)	the consummation of a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) more than 50% of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation; or

(d)

the stockholders of the Company approve a plan or agreement for the sale or disposition of all or substantially all of the consolidated assets of the Company (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Company, in substantially the same proportions as their ownership of the common stock of the

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Company immediately prior to such sale or disposition) in which case the Board shall determine the effective date of the Change in Control resulting therefrom; provided, however, that a transaction described in this clause (iv) shall not be deemed a Change in Control unless and until such transaction is consummated.

9. “Code” means the Internal Revenue Code of 1986, as amended, and any applicable notices, rulings and regulations promulgated thereunder.

10. “Committee” means the Board or, if so appointed by the Board, the compensation committee of the Board or any other committee duly appointed by the Board to administer the Plan, which such committee may be one or more persons; provided however, that during any period the Company is a “Publicly Held Corporation” within the meaning of Code Section 162(m) the Committee shall consist of not less than two directors of the Board who fulfill the “outside director” requirements of Code Section 162(m) and who are non-employee directors under the Securities and Exchange Commission Rule 16b-3.

11. “Company” means Par Petroleum Corporation, a Delaware corporation, or any successor corporation thereto.

12. “Consultant” means an individual who is a natural person engaged to provide consulting or advisory services (other than as an Employee or a Director) to the Company or its Affiliates, provided that the identity of such person, the nature of such services or the entity to which such services are provided are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities or would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

13. “Director” means a member of the Board or of the board of directors of any other Company or any of the Company’s Affiliates.

14. “Disability” means, unless otherwise specifically defined in the Participant’s Award Agreement, (i) in the case where the Participant has a written employment agreement with the Company or any Subsidiary, the definition of “Disability,” the definition for such term set forth in such employment agreement as in effect on the date of the applicable Award grant and (ii) in all other cases, a Participant’s inability, due to physical or mental incapacity, to substantially perform his duties and responsibilities for a period of ninety (90) days during any twelve-month period as determined by the Company. The Participant agrees to submit to any examination that is necessary for a determination of Disability and agrees to provide any information necessary for a determination of Disability, including any information that is protected by the Health Insurance Portability and Accountability Act.

15. “Dividends and Dividend Equivalents” means an Award as specified in Section 8.3.

16. “Effective Date” shall have the meaning set forth in Section 1.1 hereto.

17. “Employee” means any person treated as an employee (including a Director who is also treated as an employee) of the Company on the records of the Company or of any of the Company’s Affiliates on the records of such Affiliate and, with respect to any Incentive Stock Option granted to such person, who is an employee of the Company or a parent or a Subsidiary of the Company for purposes of Sections 422, 424 and 3401(c) of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company, the Board, the Committee or any court of law or governmental agency subsequently makes a contrary determination.

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18. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

19. “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(a)	If, on such date, the Stock is listed or traded on a national or regional securities exchange or market system, constituting the primary market for the Stock, the Fair Market Value of a share of Stock shall be the closing sale price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) on the determination date (or, if no sales occur on such date, on the last preceding date on which such sales of Stock are so reported) as quoted on such exchange and as reported in The Wall Street Journal, pink sheets or such other source as the Committee deems reliable.

(b)	If, on such date, the Stock is not listed or traded on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in its discretion using a reasonable method exercised in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and if it is determined by the Committee to be applicable, in any other manner permitted in accordance with Code Section 409A and the notices, rulings and regulations thereunder, or 422(b) and the notices, rulings and regulations thereunder, if applicable.

20. “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

21. “Insider” means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

22. “New Shares” shall have the meaning set forth in Section 4.2 hereto.

23. “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an Incentive Stock Option.

24. “Notice of Grant of an Award” means the Notice of Grant of an Award executed by the Company and the Participant on the date of the Award Grant.

25. “Officer” means any person designated by the Board as an officer of the Company.

26. “Option” means a right to purchase Stock pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

27. “Option Expiration Date” shall have the meaning set forth in Section 9.1(a) hereto.

28. “Other Stock-Based Awards” shall mean Awards described in Section 8.

29. “Participant” means a person who has been granted one or more Awards hereunder.

30. “Performance Awards” shall mean Awards described in Section 8.

31. “Permitted Transferee” has the meaning provided such term in Section 13.

32. “Person” means any partnership, corporation, limited liability company, group, trust or other legal entity.

33. “Plan” shall have the meaning set forth in Section 1.1 hereto.

34. “Restricted Stock” shall mean an Award granted to a Participant pursuant to Section 7 hereof.

35. “Restriction Period” means the period of time determined by the Committee and set forth in the Award Agreement during which the transfer of Restricted Stock by the Participant is restricted.

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36. “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

37. “Securities Act” means the Securities Act of 1933, as amended.

38. “Section 409A Plan” shall have the meaning described in Section 24.

39. “Service” means a Participant’s employment or Service with the Company or any of its Affiliates, whether in the capacity of an Employee, a Director or a Consultant. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Company or Affiliate (or in the case of an Incentive Stock Option the parent or Subsidiary of the Company) or a change in the Company or Affiliate (or in the case of an Incentive Stock Option the parent or Subsidiary of the Company) for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service with the Company or an Affiliate (or in the case of an Incentive Stock Option the parent or Subsidiary of the Company) shall not be deemed to have terminated if the Participant takes any military leave, temporary illness leave, authorized vacation or other bona fide leave of absence; provided, however, that if any such leave exceeds three (3) months, the Participant’s Service shall be deemed to have terminated unless the Participant’s right to return to Service with the Company is provided by either statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or provided by statute or contract, a leave of absence shall not be treated as Service. The Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the company for which the Participant performs Service ceasing to be the Company or an Affiliate (or in the case of an Incentive Stock Option the parent or Subsidiary of the Company). Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination. Notwithstanding the foregoing, with respect to any Award that is subject to 409A, separation from Service shall be determined by the Committee under the applicable rules of Code Section 409A.

40. “Stock” means the common stock of the Company, par value $0.01 per share, as adjusted from time to time in accordance with Section 4.2 hereto.

41. “Subsidiary” means any corporation (whether now or hereafter existing) which constitutes a “subsidiary” of the Company, as defined in Section 424(f) of the Code.

42. “Ten Percent Owner Participant” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or parent or Subsidiary within the meaning of Section 422(b)(6) of the Code.

43. “Term” shall have the meaning described in Section 15.

E.	Construction

Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Words of the masculine gender shall include the feminine and neuter, and vice versa. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise. Section headings as used herein are inserted solely for convenience and reference and do not constitute any part of the interpretation or construction of the Plan.

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SECTION 3.

ADMINISTRATION

F.	Administration by the Committee

The Plan shall be administered by the Committee. All questions of interpretation of the Plan, construction of its terms, or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

G.	Authority of Officers

Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

H.	Powers of the Committee

In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

1.	to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock to be subject to each Award;

2.	to designate Awards as Restricted Stock or Options or Other Stock-Based Awards or Performance Awards, and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

3.	to determine the Fair Market Value of shares of Stock or other property;

4.	to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired upon the exercise and/or vesting thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise and/or vesting of an Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Award or such shares, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions, including but not limited to performance goals, of the exercisability of the Award or the vesting of any shares of Stock, (v) the time of the expiration of the Award, (vi) the effect of the Participant’s termination of Service with the Company on any of the foregoing, (vii) the provision for electronic delivery of Awards and/or book entry, and (viii) all other terms, conditions and restrictions applicable to the Award or such shares not inconsistent with the terms of the Plan;

5.	to approve one or more forms of the Award Agreement;

6.	to amend, modify, extend, cancel, or renew any Award, or to waive any restrictions or conditions applicable to any Award or any shares acquired upon the exercise thereof; provided, however, that no such amendment, modification, extension or cancellation shall adversely affect a Participant’s Award without a Participant’s consent;

7.	to accelerate, continue, extend or defer the exercisability and/or vesting of any Award, including with respect to the period following a Participant’s termination of Service with the Company;

8.	to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Awards;

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9.	to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law; and

10.	notwithstanding the foregoing, except as provided in Section 4.2 and Section 25, the terms of an outstanding Award may not be amended by the Committee, without approval of the Company’s stockholders, to: (i) reduce the exercise price of an outstanding Option or to reduce the exercise price of an outstanding Stock appreciation right, (ii) cancel an outstanding Option or outstanding Stock appreciation right in exchange for other Options or Stock appreciation rights with an exercise price that is less than the exercise price of the cancelled Option or the cancelled Stock appreciation right, as applicable, or (iii) cancel an outstanding Option with an exercise price that is less than the Fair Market Value of a share of Stock on the date of cancellation or cancel an outstanding Stock appreciation right with an exercise price that is less than the Fair Market Value of a share of Stock on the date of cancellation in exchange for cash or another Award.

I.	Administration with Respect to Insiders

With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3 and all other applicable laws, including any required blackout periods. At any time the Company is required to comply with Securities Regulation BTR, all transactions under this Plan respecting the Company’s securities shall comply with Securities Regulation BTR and the Company’s insider trading policies, as revised from time to time, or such other similar Company policies, including but not limited to policies relating to blackout periods. Any ambiguities or inconsistencies in the construction of an Award shall be interpreted to give effect to such limitation. To the extent any provision of the Plan or Award Agreement or action by the Committee or Company fails to so comply, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

J.	Indemnification

EACH PERSON WHO IS OR WAS A MEMBER OF THE BOARD OR THE COMMITTEE SHALL BE INDEMNIFIED BY THE COMPANY AGAINST AND FROM ANY DAMAGE, LOSS, LIABILITY, COST AND EXPENSE THAT MAY BE IMPOSED UPON OR REASONABLY INCURRED BY HIM IN CONNECTION WITH OR RESULTING FROM ANY CLAIM, ACTION, SUIT, OR PROCEEDING TO WHICH HE MAY BE A PARTY OR IN WHICH HE MAY BE INVOLVED BY REASON OF ANY ACTION TAKEN OR FAILURE TO ACT UNDER THE PLAN (INCLUDING SUCH INDEMNIFICATION FOR A PERSON’S OWN, SOLE, CONCURRENT OR JOINT NEGLIGENCE OR STRICT LIABILITY), EXCEPT FOR ANY SUCH ACT OR OMISSION CONSTITUTING WILLFUL OR INTENTIONAL MISCONDUCT, FRAUD OR GROSS NEGLIGENCE. SUCH PERSON SHALL BE INDEMNIFIED BY THE COMPANY FOR ALL AMOUNTS PAID BY HIM IN SETTLEMENT THEREOF, WITH THE COMPANY’S APPROVAL, OR PAID BY HIM IN SATISFACTION OF ANY JUDGMENT IN ANY SUCH ACTION, SUIT, OR PROCEEDING AGAINST HIM, PROVIDED HE SHALL GIVE THE COMPANY AN OPPORTUNITY, AT ITS OWN EXPENSE, TO HANDLE AND DEFEND THE SAME BEFORE HE UNDERTAKES TO HANDLE AND DEFEND IT ON HIS OWN BEHALF. THE FOREGOING RIGHT OF INDEMNIFICATION SHALL NOT BE EXCLUSIVE OF ANY OTHER RIGHTS OF INDEMNIFICATION TO WHICH SUCH PERSONS MAY BE ENTITLED UNDER THE COMPANY’S ARTICLES OF INCORPORATION OR BYLAWS, AS A MATTER OF LAW, OR OTHERWISE, OR ANY POWER THAT THE COMPANY MAY HAVE TO INDEMNIFY THEM OR HOLD THEM HARMLESS.

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SECTION 4.

SHARES SUBJECT TO PLAN

K.	Maximum Number of Shares Issuable

Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be Sixteen Million (16,000,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. The maximum aggregate number of such shares of Stock authorized for issuance in the foregoing sentence may be issued as Incentive Stock Options, Nonstatutory Stock Options, or as Restricted Stock under the Plan. Shares of Stock of an outstanding Award that for any reason expire or are terminated, forfeited or canceled or withheld for taxes or settled in a manner that all or some of the shares of Stock covered by an Award are not issued to a Participant (including, without limitation, shares of Stock withheld for the purchase price of an Award) shall again be available for issuance under the Plan.

During any period that the Company is a Publicly Held Corporation within the meaning of Code Section 162(m) the following rules shall apply to grants of Awards:

1.	Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock (including phantom or restricted units, Options, Stock appreciation rights, Restricted Stock, Other Stock-Based Awards, Performance Awards or Dividends or Dividend Equivalents paid out in Stock) that may be granted in any calendar year pursuant to any Award held by any Participant shall be Sixteen Million (16,000,000) shares of Stock.

2.	The maximum aggregate cash payout (including phantom or restricted units, Stock appreciation rights, Other Stock-Based Awards, Performance Awards or Dividends or Dividend Equivalents paid out in cash) with respect to Awards granted in any calendar year that may be made to any Participant shall be Sixteen Million Dollars ($16,000,000).

3.	With respect to any Option or Stock appreciation right granted to a Participant that is canceled or repriced, the number of shares of Stock subject to such Option or Stock appreciation right shall continue to count against the maximum number of shares of Stock that may be the subject of Options or Stock appreciation right granted to such Participant hereunder to the extent such is required in accordance with Section 162(m) of the Code.

4.	The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the performance-based exception in Code Section 162(m).

L.	Adjustments for Changes in Capital Structure

In the event of any stock dividend or extraordinary cash dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, and in the exercise price per share of any outstanding Awards and with respect to Options, if applicable, in accordance with Code Sections 424 and 409A. If a majority of the shares, which are of the same class as the shares that are subject to outstanding Awards, are exchanged for, converted into, or otherwise become (whether or not pursuant to a change in control) shares of another company (the “New Shares”), the Committee may, in its sole discretion, unilaterally amend the outstanding Awards to provide that such Awards are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion, and with respect to Options in accordance with Code Sections 424 and 409A and the regulations thereunder. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The adjustments determined by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.

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SECTION 5.

ELIGIBILITY AND AWARD LIMITATIONS

M.	Persons Eligible for Awards

Awards may be granted only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, “Employees,” “Consultants,” and “Directors” shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are granted in connection with written offers of employment or other service relationships with the Company. Eligible persons may be granted more than one (1) Award. Eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

N.	Award Agreements

Each Participant to whom an Award is granted shall be required to enter into an Award Agreement with the Company, in such a form as is provided by the Committee. The Award Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Participant’s particular Award. Such terms need not be uniform among all Participants or any similarly situated Participants. The Award Agreement may include, without limitation, vesting, forfeiture and other provisions specific to the particular Participant’s Award, as well as, for example, provisions to the effect that the Participant (i) shall not disclose any confidential information acquired during employment with the Company or while providing service to the Company, (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (iii) shall not interfere with the employment or other Service of any Employee or service provider, (iv) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (v) shall forfeit an Award if terminated for Cause, (vi) shall not be permitted to make an election under Section 83(b) of the Code when applicable, (vii) shall be subject to transfer restrictions respecting the Award or Stock, (viii) shall be subject to any other agreement between the Participant and the Company regarding shares of Stock that may be acquired under an Award including, without limitation, an agreement restricting the transferability of the Award or shares of Stock by Participant or any other restrictions or requirements of any stockholders’ agreement that is in effect from time to time, and (ix) any provisions or definitions the Committee deems necessary or desirable to comply with Code Section 409A. An Award Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Participant. The Award Agreement shall be signed by the Participant to whom the Award is made and by an authorized Officer of the Company.

O.	Award Grant Restrictions

Any person who is not an Employee on the effective date of the grant of an Award to such person may be granted only a Nonstatutory Stock Option, Restricted Stock or Other Stock-Based Award. An Incentive Stock Award granted to an Employee of the Company, or its parent or Subsidiary as defined in Code Section 424(f), or to a prospective Employee of the Company, or its parent or its Subsidiary as defined in Code Section 424(f) upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences service as an Employee with the Company, with an exercise price determined as of such date in accordance with Section 6.1.

P.	Fair Market Value Limitations for Incentive Stock Options

To the extent that Options designated as Incentive Stock Options (granted under all stock option plans of the Company or parent or Subsidiary as defined in Code Section 422, including the Plan) become exercisable by a Participant for the first time during any calendar year for Stock having an aggregate Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be

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treated as Nonstatutory Stock Options. For purposes of this Section 5.4, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of Stock shall be determined as of the time the option with respect to such Stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.4, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.4, the Company at the request of the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

Q.	Repurchase Rights, Right of First Refusal and Other Restrictions on Stock

Shares under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions pursuant to a contract entered into by the Company and its stockholders or otherwise as determined by the Committee or as provided in the Award Agreement, in the Committee’s discretion. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement, including but not limited to, the Award Agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

SECTION 6.

TERMS AND CONDITIONS OF OPTIONS

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

R.	Exercise Price

The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share for an Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner Participant shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Sections 424 and 409A of the Code.

S.	Exercisability, Vesting and Term of Options

1. Exercisability. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Participant shall be exercisable after

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the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with the Company. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

2. Vesting. The Committee shall specify the vesting schedule, if any, in the applicable Award Agreement.

3. Incentive Stock Options. Unless otherwise provided in the Option Agreement with respect to death or Disability of the Participant, the Incentive Stock Options may only be exercised within three (3) months after the Participant’s termination of Service.

T.	Payment of Exercise Price

1. Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made in cash, by check or cash equivalent or upon approval by the Committee in its sole discretion by any of the following (i) subject to Section 6.3(b)(i) below, by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price; (ii) subject to the Company’s rights set forth in Section 6.3(b)(ii) below, by causing the Company to withhold from the shares of Stock issuable upon the exercise of the Option the number of whole shares of Stock having a Fair Market Value, as determined by the Company, not less than the exercise price (a “Cashless Exercise”); (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law; or (iv) by any combination of cash or any of the foregoing or any combination of (i-iii) thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

2. Limitations on Forms of Consideration.

(a)	Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

(b)	Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise in order to comply with applicable law.

SECTION 7.

RESTRICTED STOCK

U.	Award of Restricted Stock

1. Grant. In consideration of the performance of employment or Service by any Participant who is an Employee, Consultant or Director, Stock may be awarded under the Plan by the Committee as Restricted Stock with such restrictions during the Restriction Period as the Committee may designate in its discretion, any of which restrictions may differ with respect to each particular Participant. Restricted Stock may also be awarded as an Other Stock-Based Award subject to performance goals under Section 8.2. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Award Agreement.

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2. Immediate Transfer Without Immediate Delivery of Restricted Stock. Unless otherwise specified in the Participant’s Award Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the shares of Restricted Stock to the Participant in consideration of the performance of Services as an Employee, Consultant or Director, as applicable, entitling such Participant to all voting and other ownership rights in such shares of Stock.

As specified in the Award Agreement, a Restricted Stock Award may limit the Participant’s dividend and voting rights during the Restriction Period in which the shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Award Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate.

Shares awarded pursuant to a grant of Restricted Stock may be issued in the name of the Participant and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Participant’s Award Agreement. The Company or Committee (or their delegates) shall issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

V.	Restrictions

1. Forfeiture of Restricted Stock. Restricted Stock awarded to a Participant may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Code Section 83), or a restriction on transferability; (ii) unless otherwise specified by the Committee in the Award Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Participant to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Participant’s Award Agreement.

2. Issuance of Certificates. Reasonably promptly after the date of grant with respect to shares of Restricted Stock, the Company shall take the actions as it determines necessary in its sole discretion to cause the Stock to be issued subject to the forfeiture provisions and other requirements as the Committee determines necessary, including, without limitation, issuing a Stock certificate, registered in the name of the Participant to whom such shares of Restricted Stock were granted, evidencing such shares; provided, however, that the Company shall not cause to be issued such a Stock certificate unless it has received a Stock power duly endorsed in blank with respect to such shares of Restricted Stock. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Par Petroleum Corporation 2012 Long Term Incentive Plan and an Award Agreement entered into between the registered owner of such shares and Par Petroleum Corporation. A copy of the Plan and Award Agreement are on file in the corporate offices of Par Petroleum Corporation.

Such legend shall not be removed from the certificate evidencing such shares of Restricted Stock until such shares vest pursuant to the terms of the Award Agreement.

3. Vesting. The Award Agreement shall specify the vesting schedule.

4. Removal of Restrictions. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is appropriate.

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W.	Delivery of Shares of Common Stock

Subject to withholding taxes under Section 10 and to the terms of the Award Agreement, a Stock certificate evidencing the shares of Restricted Stock with respect to which the restrictions in the Award Agreement have been satisfied shall be delivered to the Participant or other appropriate recipient free of restrictions. Such delivery shall be effected for all purposes when the Company shall have deposited such certificate in the United States mail, addressed to the Participant or other appropriate recipient.

SECTION 8.

OTHER STOCK-BASED, PERFORMANCE AWARDS AND DIVIDENDS

X.	Grant of Other Stock-Based and Performance Awards

Other Stock-Based Awards may be awarded by the Committee to selected Participants that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan and the goals of the Company. Performance Awards may be granted by the Committee in its sole discretion awarding cash or stock (including Restricted Stock) or a combination thereof based upon the achievement of goals as determined by the Committee. Types of Other Stock-Based Awards or Performance Awards include, without limitation, purchase rights, phantom stock, Stock appreciation rights, restricted units, Restricted Stock or Stock subject to performance goals, shares of Stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into shares of Stock, Awards valued by reference to the value of securities of, or the performance of, the Company or a specified Subsidiary, division or department, Awards based upon performance goals established by the Committee and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Subsidiary. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Awards. Other Stock Based Awards may be paid in Stock, cash or a combination thereof.

Y.	Other Stock-Based Award and Performance Awards Terms

1.	Written Agreement. The terms and conditions of each grant of an Other Stock-Based Award or Performance Award shall be evidenced by an Award Agreement.

2.	Purchase Price. To the extent that a Stock appreciation right is intended to be exempt from Code Section 409A or if the Company is a Publicly Held Corporation and the Stock appreciation right is intended to meet the performance based exception in Code Section 162(m), the exercise price per share of Stock shall not be less than one hundred percent (100%) of Fair Market Value of a share of Stock on the date of the grant of the Stock appreciation right and shall otherwise comply with Code Section 409A and/or Code Section 162(m).

3.	Performance Goals and Other Terms. In its discretion, the Committee may specify such criteria, periods or performance goals for vesting in Other Stock-Based Awards or Performance Awards and payment thereof to the Participant as it shall determine; and the extent to which such criteria, periods or goals have been met shall be determined by the Committee. All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Award Agreement.

If any Other Stock-Based Award or Performance Award is intended by the Committee to meet the performance-based exception in Code Section 162(m), the following shall apply:

(a)

Performance Period. The Committee shall establish a performance period which shall be a period of time, as may be determined in the discretion of the Committee and set out in the Award Agreement, over which performance is measured for the purpose of determining a Participant’s right to and the payment value of an Other Stock-Based Award or Performance Award in accordance with Code

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Section 162(m). For each performance period, the Committee shall establish the number of Other Stock-Based Awards or Performance Awards and their contingent values which may vary depending on the degree to which performance criteria established by the Committee are met.

(b)	Performance Criteria. The Committee may establish performance goals applicable to Other Stock-Based Awards or Performance Awards based upon criteria in one or more of the following categories: (i) performance of the Company as a whole, (ii) performance of a segment of the Company’s business, and (iii) individual performance. Performance criteria for the Company shall relate to the achievement of predetermined financial, operational or strategic objectives for the Company and its Subsidiaries. Performance criteria for a segment of the Company’s business shall relate to the achievement of financial, operational or strategic objectives of the segment for which the Participant is accountable.

(c)	Examples of performance criteria shall include any of the following: pre-tax or after tax profit levels, including: earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net operating profits after tax, and net income; total stockholder return; return on assets, equity, capital or investment; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; stock price performance, sales, costs, production volumes or reserves added; levels of operating expense, maintenance expense or measures of customer satisfaction and customer service as determined from time to time including the relative improvement therein. Individual performance criteria shall relate to a Participant’s overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives. The performance goals may differ among Participants and shall be established in accordance with Code Section 162(m).

(d)	Modification. If the Committee determines, in its discretion exercised in good faith, that the established performance measures or objectives are no longer suitable to the Company’s objectives because of a change in the Company’s business, operations, corporate structure, capital structure, or other conditions the Committee deems to be appropriate, the Committee may modify the performance measures and objectives to the extent it considers such modification to be necessary, provided, however, that with respect to Awards intended to qualify for the performance-based exception of Code Section 162(m), the Committee shall not permit any such modification that would cause the Awards to fail to qualify for the performance based exception.

(e)	Compliance with Code Section 162(m). With respect to Awards intended to meet the performance based exception of Code Section 162(m), the Committee shall administer the Awards and take all action that it determines are necessary, including but not limited to certifying that performance goals have been met, so that Awards intended to meet the performance based exception comply with Code Section 162(m).

4.	Payment. Other Stock-Based Awards or Performance Awards may be paid in shares of Stock, cash or other consideration or a combination thereof related to such shares, in a single payment or in installments on such dates as determined by the Committee, all as specified in the Award Agreement.

Z.	Dividends.

Except with respect to dividends on Restricted Stock, the Participant shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Stock covered by the Award unless (and to the extent) otherwise as determined by the Committee and set forth in a separate Award Agreement. The Committee in the Award Agreement may provide such terms and conditions for the Award of Dividends or Dividend Equivalents as it shall determine in its discretion. The Committee may also provide in such Award Agreement that the amounts of any Dividends or Dividend Equivalent shall be deemed to have been reinvested in additional shares of Stock. Notwithstanding the foregoing and subject to adjustments under Section 4.2, no grant of a Dividend or Dividend Equivalent may be granted with respect to an Option.

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SECTION 9.

EFFECT OF TERMINATION OF SERVICE

AA.	Option Exercisability and Award Vesting

Subject to earlier termination of the Option or other Award as otherwise provided herein and unless otherwise provided by the Committee in the Award Agreement, an Award and Option shall be vested and an Option shall be exercisable after a Participant’s termination of Service only during the applicable time period determined in accordance with this Section 9.1 and thereafter shall terminate:

1.	Disability or Death. If the Participant’s Service terminates because of the Disability or death of the Participant, the unvested portion of any Award shall be forfeited and terminated and the vested portion of an Option may be exercised by the Participant or the applicable of his guardian or legal representative or estate for a period of three (3) months after the date on which the Participant’s Service terminated due to Disability or one (1) year after the date on which the Participant’s Service terminated due to death, respectively, but in any event no later than the date of expiration of the Option’s term, which in no event shall exceed ten (10) years from the date of grant, as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

2.	Change in Control. Upon a Change in Control then (1) the vested portion of the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated without Cause, but in any event no later than the Option Expiration Date, and (2) the exercisability and vesting of the Award or Option and any shares acquired upon the exercise thereof may otherwise be accelerated effective as of the date on which the Participant’s Service terminated to such extent, if any, as shall have been determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option.

3.	Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service with the Company is terminated for Cause, as defined by the Participant’s Award Agreement or contract of employment or service (or, if not defined in any of the foregoing, as defined in the Plan), the Award, whether or not vested, shall terminate and cease to be exercisable immediately upon such termination of Service and any Stock issued pursuant to an Award shall be forfeited.

4.	Other Termination of Service. If the Participant’s Service with the Company terminates for any reason, except Disability, death, termination after a Change in Control, or Cause, any Award or Option, to the extent unvested shall be forfeited by the Participant on the date on which the Participant’s Service is terminated, and any vested Option may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

BB.	Extension if Exercise Prevented by Law

Notwithstanding the foregoing, other than termination for Cause, if the exercise of an Option within the applicable time periods set forth in Section 9.1 is prevented by the provisions of Section 12 below, the Option shall remain exercisable until thirty (30) days (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

CC.	Extension if Participant Subject to Section 16(b)

Notwithstanding the foregoing, other than termination for Cause, if a sale within the applicable time periods set forth in Section 9.1 of shares acquired upon the exercise of the Option would subject the Participant to suit

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under Section 16(b) of the Exchange Act, the Option (if exercisable) shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) three (3) months after the Participant’s termination of Service, or (iii) the Option Expiration Date.

SECTION 10.

WITHHOLDING TAXES

DD.	Tax Withholding

All Awards are subject to, and the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Award hereunder and all Awards are subject to the Company’s right hereunder.

EE.	Share Withholding

With respect to tax withholding required upon the exercise of Options, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Awards, the Committee in its discretion, may elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares of stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate. Any fraction of a share of stock required to satisfy such obligation shall be disregarded and the amount due shall instead be paid in cash by the Participant.

FF.	Incentive Stock Options

With respect to shares of Stock received by a Participant pursuant to the exercise of an Incentive Stock Option, if such Participant disposes of any such shares within (i) two (2) years from the date of grant of such Option or (ii) one (1) year after the transfer of such shares to the Participant, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Participant an amount sufficient to satisfy federal, state and local tax withholding requirements attributable to such disqualifying disposition.

SECTION 11.

PROVISION OF INFORMATION

Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

SECTION 12.

COMPLIANCE WITH SECURITIES LAW AND OTHER APPLICABLE LAWS

The Plan, Award Agreements, the grant of Awards and the issuance of shares of Stock shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to securities and all other applicable laws, regulations and requirements of any stock exchange or market system upon which the stock is listed or traded. Options may not be exercised and Stock may not be issued if the issuance of shares of

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Stock would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised and no shares of Stock may be issued unless (a) a registration statement under the Securities Act shall at the time be in effect with respect to the shares issuable or (b) in the opinion of legal counsel to the Company, the shares issuable may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. If the shares of Stock issuable pursuant to an Award are not registered under the Securities Act, the Company may imprint on the certificate for such shares the following legend or any other legend which legal counsel for the Company considers necessary or advisable to comply with the Securities Act:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option or the issuance of shares of Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

SECTION 13.

NONTRANSFERABILITY OF AWARDS AND STOCK

During the lifetime of the Participant, an Award shall be exercisable only by the Participant or the Participant’s guardian or legal representative. Subject to the following paragraph, an Award may be assignable or transferable by the Participant only by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, and only if it is so specified in the Award Agreement; provided, however, that an Incentive Stock Option may only be assignable or transferable by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee in the Award Agreement, and in accordance with applicable law, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in Rule 701 under the Securities Act, and the General Instructions to Form S-8 Registration Statement under the Securities Act. However, the transferee or transferees must be any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, in each case with respect to the Participant, any person sharing the Participant’s household (other than a tenant or employee of the Company), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, or any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests (collectively, “Permitted Transferees”); provided further that, (a) there may be no consideration for any such transfer and (b) subsequent transfers of Options transferred as provided above shall be prohibited except subsequent transfers back to the original holder of the Option and transfers to other Permitted Transferees of the original holder.

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SECTION 14.

NONCOMPETITIVE ACTIONS

The Committee may provide in an Award Agreement a requirement to enter into a noncompetition agreement in connection with the Award or the effect of a violation of a noncompetition agreement on an Award.

SECTION 15.

TERMINATION OR AMENDMENT OF PLAN

The Committee may terminate or amend the Plan at any time. However, no grant shall be made after the tenth (10th) anniversary of the Effective Date (the “Term”). Subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company’s stockholders within the time required, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options or purchase Stock under the Plan or to extend the Term of the Plan, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule or the stock exchange or market system on which the Stock is traded. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Committee or otherwise provided in the Plan. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is required to enable an Award designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule, including Code Section 409A or as otherwise permitted under the Plan, including upon a Change in Control.

SECTION 16.

STOCKHOLDER APPROVAL

The Plan is adopted by the Board as of the Effective Date and shall be approved by the stockholders of the Company on or within twelve (12) months of the date of adoption thereof by the Board. Options or performance-based compensation under Section 8.2 granted prior to stockholder approval of the Plan or in excess of the Stock previously approved by the stockholders shall become exercisable and otherwise shall not be paid no earlier than the date of stockholder approval of the Plan or stockholder approval of such increase in the Stock, as the case may be.

SECTION 17.

NO GUARANTEE OF TAX CONSEQUENCES

Neither the Company, the Board nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

SECTION 18.

SEVERABILITY

In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

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SECTION 19.

GOVERNING LAW

The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Delaware without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

SECTION 20.

SUCCESSORS

All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

SECTION 21.

RIGHTS AS A STOCKHOLDER

The holder of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of issue of a stock certificate to him or her for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

SECTION 22.

NO SPECIAL EMPLOYMENT OR SERVICE RIGHTS

Nothing contained in the Plan or Award Agreement shall confer upon any Participant receiving a grant of any Award any right with respect to the continuation of his or her Service with the Company (or any Affiliate) or interfere in any way with the right of the Company (or Affiliate), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such Service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of any Award.

SECTION 23.

REORGANIZATION OF COMPANY

The existence of an Award shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the shares of Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

SECTION 24.

CODE SECTION 409A

To the extent that any Award is deferred compensation subject to Code Section 409A, as determined by the Committee, the Award Agreement shall comply with the requirements of Code Section 409A in a manner as determined by the Committee in its sole discretion including, without limitation, using applicable definitions

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from Code Section 409A, such as a more restrictive definition of Change in Control to comply with Code Section 409A to the extent that it is more restrictive than as defined in the Plan, using the more restrictive definition of Disability as provided in Code Section 409A and specifying a time and form of payment schedule. In addition if any Award constitutes deferred compensation under Section 409A of the Code (a “Section 409A Plan”), then the Award shall be subject to the following requirements, if and to the extent required to comply with Code Section 409A, and as determined by the Committee and specified in the Award Agreement:

1.	Payments under the Section 409A Plan may not be made earlier than (i) the Participant’s separation from service, (ii) the date of the Participant’s Disability, (iii) the Participant’s death, (iv) a specified time (or pursuant to a fixed schedule) specified in the Award Notice at the date of the deferral of such compensation, (v) a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation, or (vi) the occurrence of an unforeseeable emergency;

2.	The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

3.	elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

4.	the case of any Participant who is specified employee, a distribution on account of a separation from service may not be made before the date which is six months after the date of the Participant’s separation from service (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms “separation from service” and “specified employee”, all shall be defined in the same manner as those terms are defined for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award as determined by the Committee.

If an Award is subject to Code Section 409A, as determined by the Committee, the Committee may interpret or amend any Award to comply with Code Section 409A without a Participant’s consent even if such amendment would have an adverse effect on a Participant’s Award. With respect to an Award that is subject to Code Section 409A, the Board may amend or interpret the Plan as it deems necessary to comply with Section 409A, including, without limitation, limiting the Committee’s or Company’s discretion with respect to an Award that constitutes deferred compensation to the extent it would violate Code Section 409A, and no Participant consent shall be required even if such an amendment would have an adverse effect on a Participant’s Award.

SECTION 25.

ADJUSTMENTS UPON A CHANGE IN CONTROL

If a Change in Control occurs, except a Change in Control solely on account of 2.1(g)(ii), then the Committee, at its sole discretion, shall have the power and right to (but subject to any accelerated vesting specified in an Award Agreement):

5.

cancel, effective immediately prior to the occurrence of the Change in Control, each outstanding Award (whether or not then exercisable) (including the cancellation of any Options not in the money for which the exercise price is greater than the consideration to be received), and with respect to options that currently have an exercise price less than the consideration to be received immediately prior to the Change in Control, pay to the Participant an amount in cash equal to the excess of (i) the value, as determined by the Committee, of the property (including cash) received by the holders of Stock as a result of such Change in Control over (ii) the exercise price of such Award, if any; provided, however, this subsection shall be inapplicable to an Award granted within six (6) months before the

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occurrence of the Change in Control but only if the Participant is an insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Award after the expiration of six (6) months from the date of grant; or

6.	provide for the exchange or substitution of each Award outstanding immediately prior to such Change in Control (whether or not then exercisable) for another award with respect to the Stock or other property for which such Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Committee, in its discretion, in the exercise price of the Award, if any, or in the number of shares of Stock or amount of property (including cash) subject to the Award; or

7.	provide for assumption of the Plan and such outstanding Awards by the surviving entity or its parent.

The Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this Section 25.

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IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Par Petroleum Corporation 2012 Long Term Incentive Plan as duly adopted by the Board on the Effective Date.

PAR PETROLEUM CORPORATION

By:	/s/ R. Seth Bullock
Name:	R. Seth Bullock
Title:	Chief Financial Officer

Information for Notices:

1301 McKinney, Suite 2025
Houston, Texas 77010

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